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BARON FUNDS
   LOGO


        1  BARON ASSET
           FUND


        PERFORMANCE.........................................................1

        INVESTMENT STRATEGY.................................................2

        PORTFOLIO HOLDINGS..................................................3

        OTHER DEVELOPMENTS..................................................7


        2  BARON GROWTH
           & INCOME FUND


        PERFORMANCE........................................................10

        RECENT DEVELOPMENTS................................................11

        RECENT BUSINESS NEWS...............................................12

        OTHER DEVELOPMENTS.................................................14


        3   BARON SMALL
            CAP FUND


        PERFORMANCE &
        PHILOSOPHY.........................................................15

        PORTFOLIO COMPOSITION
        AND HOLDINGS.......................................................16

        RECENT DEVELOPMENTS................................................17

















        767 Fifth Avenue
        NY, NY 10153
        212-583-2100
        1-800-99-BARON
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                                                     THIS ANNUAL REPORT CONTAINS
                                                     INFORMATION FOR THREE FUNDS

BARON ASSET FUND

ANNUAL REPORT                                               SEPTEMBER 30, 1998


Dear Baron Asset
Fund Shareholder:
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Performance

The performance of Baron Asset Fund has been uncomfortably and closely aligned with the dismal performance of the small cap Russell 2000 index from mid-July through early October. Since then, Baron Asset Fund has recovered even more rapidly than the rapidly rising, but still depressed, small cap index. We expect that virtually any company's share price may fall 20-30% at virtually any time for virtually any reason. We just don't expect virtually all companies' shares to fall 20-30-40%, or more, at the same time, for reasons not related to individual business fundamentals. Except during world crises like the global economic and political crises this summer that engendered the two and a half month "severe correction," "crash" or "financial panic." There have been eight such broad market declines and subsequent recoveries since I began my career as an investment analyst in 1970. Baron Asset Fund was able to take advantage of the very attractive prices many of our small and mid cap companies' securities reached during the past few months and added to several of our most attractive investments.

The stock price changes in Vail Resorts, to choose one nearly random example, were almost the norm among small and mid sized public companies during last summer's "financial panic." Adam Aron, chairman of Vail Resorts, the Colorado ski resort business in which we are a major shareholder, visited us in New York in late October. "In early July, Vail reported terrific earnings . . . record earnings . . . and our shares immediately fell three points . . . from $30 to $27. Vail's stock price then dropped to $15 during the next two months," Adam told us, as if we somehow missed it. He went on. "This month, eco-terrorists attacked Vail and burned one of our restaurants and our ski patrol quarters to the ground . . . our shares then jumped seven points to $27! WHY is that, Ron?" Although

                                                                                        BARON
                                                                                        ASSET          S&P             RUSSELL
                                                                                        FUND           500*             2000*
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
PERFORMANCE FOR ONE YEAR ENDED SEPTEMBER 30, 1998                                      -15.8%            9%              -19%

ANNUALIZED PERFORMANCE FOR FIVE YEARS ENDED SEPTEMBER 30, 1998                          14.3%         19.9%              9.1%

CUMULATIVE PERFORMANCE SINCE INCEPTION JUNE 12, 1987 THROUGH SEPTEMBER 30, 1998          420%          360%              169%
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

* THE S&P 500 AND RUSSELL 2000 ARE UNMANAGED INDEXES. THE S&P MEASURES THE PERFORMANCE OF THE STOCK MARKET IN GENERAL: THE RUSSELL 2000 OF SMALL SIZED COMPANIES.
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we could not provide Adam with a good explanation for this manic trading, we did purchase 500,000 additional Vail shares when they fell below $20 per share.

Although the share price of Baron Asset Fund has fallen during the past twelve months, the businesses in which the Fund is an investor, a part owner, are, on average, about 25% larger, 25% more profitable and, we believe, 25% more valuable than they were a year ago. We continue to estimate that each of the businesses in which we have invested will at least double in size by the year 2002, and that their stock prices will reflect this growth. We believe the stock prices of businesses we own remain undervalued relative to their current results, their expected growth rates and prevailing long term interest rates. Our companies are especially undervalued when compared to current and projected earnings valuations for the large cap S & P 500 index. We remain committed to our goal that Baron Asset Fund double its per share asset value every three to five years. Although there can obviously be no assurances that we will achieve our goals, we expect Baron Asset Fund to continue to recover from its recent losses and meet our long term growth objectives. Our long term goal for Baron Asset Fund remains $100 per share during 2002. This was our objective at the start of calendar 1998 and, in November 1998 remains our goal.

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Investment Strategy

Invest in great businesses . . . for the long term.

Our philosophy? . . . how do we manage your . . . and our . . . money? We don't think it's just about numbers, about more stocks . . . or fewer stocks . . . it's not just about growth, momentum, or value . . . it's not just about small cap, big cap, or all cap . . .. and, it's not just about asset allocation, about continually rebalancing our investment portfolio, although we do have opinions about all these choices. We focus our investments in a relatively few, entrepeneurially managed, small and medium sized, very profitable, fast growing businesses, with strong barriers to competitors . . . businesses that have an opportunity to get BIGGER! A lot BIGGER! And, we expect that when these companies do get bigger, we'll still be shareholders. That's how we think we'll achieve the best returns for our fellow shareholders with what we regard as acceptable risk. Start to invest when businesses are small. Learn as much as you can about that business, its prospects and its management over time through our own research. Then, take advantage of market volatility, inefficiencies, to purchase more stock in successful businesses at opportune times when share prices don't reflect current business values and growth prospects. And, finally, invest for the long term in businesses. Don't just trade stocks.

A business must pass the test of time. It must be a survivor.

Will a business pass the test of time? Can we visualize this business as a successful enterprise, a much larger, successful enterprise in five years? Ten years? That's the test. We don't want to invest in a business that manufactures textiles in high cost New England, textiles that could be produced for a lot less elsewhere. Business is hard enough. We don't want to invest in one that's competitively disadvantaged from the start. But, we also don't want to invest in a business that exists only because it sells goods or services at a cheaper price . . . we think that's also a losing strategy. Just think about all the discount retailers that have failed during the past couple of decades. It's about a lot more than just price. Someone can always offer products at a cheaper price. You don't want a business that to prosper must always sell at the lowest price. Individuals are willing to pay a fair price for a quality service.

We don't want our businesses to be disadvantaged by change.

We want to invest in businesses that will not be disadvantaged by change. And whose business can benefit from long lasting mega-trends created by change. Like the internet. The internet will allow many businesses to reduce costs and improve results achieved through direct marketing of merchandise. The trick here will be to identify businesses that can use technology to create sustainable competitive advantage. We have always preferred to invest in businesses that use technology, not create it. But, you might reasonably ask, as futurists, why don't we invest directly in technology? Because, we believe, even if you have the best software, computer chip, super-fast modem or portal to the internet today, your product or service will not necessarily be the best in five or ten years.

Not too much debt is key.

We invest principally in businesses that are well financed . . . but, we also invest a smaller portion of our assets in businesses that, we believe, soon will be. We want time to be on our side, not ticking against us, as it often is when you invest in highly leveraged businesses.

We're looking for "sunrise" industries.

Baron Funds invests in "sunrise" industries. That's what we're looking for. Job creating, sunrise industries. Communications. Healthcare. Financial services. Media and entertainment. Leisure. Education and training. Marketing. Industries in which your children and grandchildren will find their careers. Growth businesses offer opportunities to employees, communities and shareholders. We are not interested in the "sunset" industries in which your parents and grandparents worked. Not steel. Not automobiles. Not railroads. Not utilities. Not industries that must fire workers and consolidate to improve or maintain profitability.

If you get it right, it really works. David Pottruck, co-ceo and president of Charles Schwab, met our chief operating officer, Morty Schaja, and me in late October in Orlando at Schwab's annual conference for financial planners. We have been shareholders of Schwab for more than six years, and David asked me

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whether we had sold any of our shares. No, I told him, even though we began to purchase Schwab's shares in the fall of 1992 at an adjusted price below $3 per share. In fact, I went on, during the first quarter of 1998, when Schwab's stock price fell from $42 in December 1997 to the low $30's, we bought an additional 4.5 million shares. Baron Capital's clients, including Baron Asset Fund, now own nearly 15 million shares of Charles Schwab, making our clients among Schwab's largest owners. David shouted down the escalator as he rushed to his next meeting, "Vote your proxies for higher salaries!" During a nationwide telephone meeting of his top executives last week, David informed them that Ron Baron thinks Schwab's stock could reach $200 per share in four or five years
 . . . "From Ron's lips to God's ears," David superstitiously commented.

Our executive friends help us a lot.

Another benefit of long term investing? In addition to how profitable it can be? If you seek their help, executives usually try hard to help you better understand their businesses so you can be a better informed shareholder. And, they try to help you understand the intricacies and subtleties of other businesses and their strategies and prospects and people, as well. It sure makes it easier. This benefit I don't think you can underestimate. After I met Jay Pritzker more than twenty years ago, and helped him purchase the Hyatt Hotel company, he continued to give me advice on other investments, about doing the "right thing" and about investing with strong and ethical individuals. ("What goes around, comes around.") It was Jay I turned to for a recommendation on Adam Aron . . . Adam had worked for Jay . . . before we invested in Vail. Jay couldn't have spoken more highly about Vail's chairman. And he was right. By the way, Jay always relied upon the assessments of his friends, fellow executives, before he considered an investment . . . and achieved enviable and outstanding results during his career.

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Portfolio Holdings

We own businesses with significant and sustainable competitive advantages, important barriers to competition.

So, what's so special about the companies in which we are shareholders, in which we are part owners? Competitive barriers to competition, sustainable competitive advantage, that's a big part of it. Of course, like most successful investments, ours are well managed, highly profitable businesses with favorable and strong, open-ended, long term growth prospects. Our growth businesses also have important barriers to competition . . . we think this focus on sustainable competitive advantage distinguishes our portfolio companies from those of most other funds. Brand names, government licenses, patents, trademarks, reputation, unique competitive positions . . . as long term investors, not short term traders, we want to be sure the businesses in which we invest will continue to prosper over the several year time horizon in which we intend to be shareholders. Barriers to competitors will help them do so.

Polo Ralph Lauren will receive this year about $210 million in license fees, a revenue source growing 15-20% per year, for granting others rights to manufacture and market home furnishings, women's wear, accessories, sneakers and jeans using the Polo trade dress and marks. For the right to use the Polo name! Polo provides design and marketing assistance and concept development to its licensees. But, it doesn't own the factories and inventories or assume the capital risk necessary for these businesses to grow. Thirty years, hundreds of millions spent for promotion and painstaking attention to detail have established the Polo brand. Due to consumer perception of quality and style for Polo's branded products, and resultant strong demand for those products, licensees pay Polo . . . a lot . . . to use its name. With significant Polo oversight, of course.

Sotheby's is really a retailer of fine arts and antiques, jewelry, and other collectibles . . . but, unlike other retailers, it doesn't own the items it sells! Items sold by Sotheby's are consigned to it for sale. Sotheby's bears the expense of marketing items to be sold through its auctions, but if those items are unsold, the works are returned to their owners, not marked down and placed on sale by Sotheby's. Why do the owners of expensive art and antiques around the world trust Sotheby's with their property? Because Sotheby's over the past 254 years has established a reputation for probity and expertise, for integrity, and, of course, for the ability to sell these items. When Sotheby's says an armoire is worth $10,000 or a picture $10 million, its customers . . . consignors and purchasers alike . . . believe.

Charles Schwab will spend nearly $375 million next year on technology to make its internet based investment services easier to use and services provided its customers more robust. Schwab will also spend $150 million next year marketing its services and enhancing its brand. The huge scale of these expenditures is unmatched by other "competitive" financial services businesses. It is a continuation of the trend of substantial capital expenditures begun by Charles Schwab twenty years ago when his then young company, with only $2 million in the bank, bought $2 million computers.

NIMBY . . . not in my backyard . . . as we noted in our last quarterly report, zoning requirements . . . keep those billboards, amusement parks, prisons and mobile home parks away from my neighborhood . . . are often an important barrier to competition. If you own one, like Clear Channel Communications, Premier Parks, CCA Prison Realty or Sun Communities do, you'll likely experience strong and increasing returns from this ownership since you're not likely to get much competition.

Vail Resorts . . . it should be obvious that they're not building any more resort mountain communities with thirty six year

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reputations and cache and infrastructure . . . and they're not building any more mountains. Choice Hotels has a brand so well established that owners of independent hotels pay 5% of their revenues for the right to use the Choice brand and the Choice reservations system . . . which fills about 30% of their beds with heads every night. Of course, Choice is not required to make any capital investment in its licensees to receive this revenue stream. I just love licensing businesses . . . if there are good controls on the quality of customer service provided by your franchisees and if you are confident you're not being short changed. NTL has a license granted by the British government to encourage that company to compete with British Telephone, a notoriously poor, and expensive, service provider. NTL's license prevents others, except BT, from offering a competitive service in its markets. Demand for NTL's local telephone, long distance, cable television and internet services has been exceptional. Robert Half operates the biggest permanent placement business for accounting professionals. This service provides it with candidates for its rapidly growing temporary accountants business. Robert Half's customers, small and medium sized businesses, not Fortune 1000 companies, are more difficult to service than larger businesses and therefore provide additional barriers to competition. It is difficult to compete with Robert Half's reputation, its brand, which has established over fifty years as a quality provider of specialty professional workers.

Our diversified portfolio of great businesses with strong barriers to prevent competition also have business opportunities that are unusually large . . . in some instances, positively vast . . .

 . . . with $440 billion customer assets growing 35-40% per year, Charles Schwab can poach the $4 trillion customer assets in banks, the $5 trillion invested in U.S. mutual funds, the $4 trillion invested in full service brokerage firms
 . . . and offer internet bank services to its customers to increase the return to Schwab of these assets . . . the internet permits clients to bring assets to Schwab easily and provides Schwab means to provide its customers increasingly robust services . . .

 . . . $2 billion annual auction revenues Sotheby's, an 11-12% annual revenues growth business for thirty years, has the opportunity to address a vast, tens of billions of annual estate sales, opportunity using the internet . . .estate sales currently take place through private dealers, classified ads, in small retail stores and in farmers markets . . .

 . . . a recent article in the Wall Street Journal poignantly outlined huge demand in the United States for long term care and assisted living facilities capable of caring for Alzheimer's patients. There are currently 4 million Americans with Alzheimer's disease. The incurable disease results in progressive deterioration of the patient's mental facilities, and families are usually soon unable to care for their loved one. A dramatic increase in Alzheimer's in our country is expected. About 50% of our population over age 85 has the disease. The number of people who are over age 85 is growing three times as rapidly as those under age 85. But, there are just 1.7 million nursing home beds, 100,000 fewer than were available ten years ago. And, nursing homes are increasingly being used to provide care for sicker patients, not older, enfeebled, long term care, Alzheimer's patients. Managed care, rather than extending hospital stays for its patients, encourages nursing homes to be used instead. This is because nursing homes are a lot cheaper and the care provided is hospital equivalent. HCR Manor Care is the leading, and most profitable, nursing home chain; the first nursing chain to offer dedicated Alzheimer's wings; and the leading provider of assisted living Alzheimer's care.

 . . .Vail Resorts could boost its annual resort cash flow from $106 million last year and an estimated $126 million this fiscal year to $200 million in 2002. This principally by increasing revenue per daily ski pass only $10. By that time, Vail also expects to attract more guests, especially in off-peak "shoulder" periods. Category III, a 19% Vail terrain expansion in 2000, will help. Vail also will continue to own and operate more lodging, restaurants and retail facilities. Summer activities will become more important to this unique resort. Spectacular golf courses and other amenities are now on the drawing board. In fact, my friends who live in Colorado already tell me they live there for the summers, not the winters! With continued investment in its four mountain resort towns and the 65% increase in prime baby boomer vacation candidates expected in the next ten years, not to mention the big increases anticipated in echo-boomers, Vail should be able to double its resort cash flow again by 2007 or 2008. If it is able to purchase another important mountain resort or accelerate its investments, our second doubling target date could be a little conservative.

 . . . women's apparel sales in the United States are about twice men's. Polo Ralph Lauren's sales are the opposite. Polo's recent efforts with women's licensing agreements could double the size of its entire business. International markets, where we believe Polo is synonymous with Americana, could double the size of the company again. The niche $350 million Polo Jeans business, just two years old, offers the $1.5 billion company huge opportunity, especially when measured against the $7 billion annual sales jeans business. And, the Polo brand is extendable. It has already worked on home furnishings, another huge opportunity, and even housepaints. It can go further. And, finally, profits. Polo's pre tax profits currently only approximate its license income as it has spent heavily over the past thirty years to establish its brand. Polo has a huge opportunity to increase the profitability of all its other businesses.

 . . . the United States will probably need more than 100,000 communications towers within a few years. There are now about 60,000. Increasing wireless phone usage due to sharply declining monthly charges for cellular and pcs phones are an important

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factor. Also driving increased demand for towers is the apparently insatiable potential demand for wireless data applications, including pagers and the internet. High definition television broadcasters will also require more towers. The two licensed satellite radio broadcasters will require lots of repeaters on towers to enable their signals to be received in urban areas. American Tower is the largest independent communications tower owner. It owns just 3000 towers and intends to build 1500 to 2000 towers per year as well as acquire a lot more. Existing telecommunications company towers often have just one tenant, themselves, on towers that could accommodate several. Towers that represent cost centers to them are revenue opportunities to an independent owner. American Tower's chairman, Steve Dodge, formerly the chairman of American Radio, apparently wants to own them all. Starting from a small base should offer this well financed business very strong growth opportunities.

I think the prospects for the businesses we own . . . and therefore, for Baron Funds . . .are best described by Oprah . . . "When I try to look at the future, it's so bright it burns my eyes." I found this quote on the internet while trying to help our youngest son with his high school senior yearbook page. When he decided not to use it, I couldn't resist.


Largest Investments: September 30,1998 . . .relatively concentrated. Top sixteen holdings represent 57.8% of net assets.




                           Market Value
Charles Schwab         $ 344.3 million
Sotheby's                      323.4
HCR Manor Care                 303.4
Vail Resorts                   188.9
Polo Ralph Lauren              172.6
Choice Hotels                  165.2
NTL                            134.0
American Tower                 130.6
Heftel Broadcast               123.4
Dollar Tree                    115.5
Sun International              109.1
DeVry                          108.6
Robert Half                    100.8
Spieker Properties              88.9
Libbey                          78.2
Premier Parks                   61.8
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PORTFOLIO CHANGES: September 30, 1997-September 30, 1998

Purchases

Sotheby's              $ 381.1 million
AMF Bowling                    234.9
Polo Ralph Lauren              201.5
Vail Resorts                   156.7
Charles Schwab                 131.7
HCR Manor Care                 127.2
American Tower                 113.7
Spieker Properties              74.9
Libbey                          68.6
Premier Parks                   57.1
NTL                             54.0
Choicepoint                     45.1
Budget                          47.0
Sun International               44.7
ITT Educational                 40.6
Mirage Resorts                  40.2
Industrie Natuzzi               33.9
Federated Investor              30.4

Stock market volatility and investor disinterest in smaller and mid sized companies during the past year have allowed us to make significant investments
 . . . at attractive prices . . . in well managed, fast growing, small and medium sized businesses.

"Core Holdings"

Retail

Sotheby's auction revenues in 1998 will approximate the $2 billion sales achieved in 1989, yet its stock price is only about 65% the level it reached then, its second year as a public company. Although Sotheby's is now battling its only real competitor, Christie's, for dominant auction market share, Sotheby's balance sheet is significantly stronger than it was nine years ago. Sotheby's now has a large real estate brokerage business that was then small; it has a substantial art financing business that was then small; it has a retail jewelry sales business offering great potential that was then nearly non-existent; it will soon open an auction business in Paris, France, a market closed to outsiders for 480 years; and Sotheby's "arcade" business, lower priced jewelry, art and antiquity sales, is growing nicely and also did not then exist. The company's greatly expanded facility in New York City will open in 2000 and should both significantly increase sales and materially reduce handling costs.

What's really exciting is the prospect for Sotheby's both to auction lower priced goods on the internet and to allow individuals unable to physically attend an auction to be "present" in the auction room during a sale, also through the internet. Estate sales of lower priced goods each year approximate tens of billions, sales

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that neither Sotheby's nor its $2 billion annual auction sales revenue, fierce competitor Christie's now share. Of course, Sotheby's reputation for expertise and integrity established over 254 years should give it competitive advantage over all but Christie's in sourcing and having the credibility to authenticate and value goods to be auctioned on the internet. Although we have followed Sotheby's since its initial public offering in 1988, we have been purchasing its shares only for the past year.

"Farm Team"

Wholesale

Industrie Natuzzi, based in southern Italy and traded publicly only on the New York Stock Exchange, is the world's leading, most profitable and fastest growing manufacturer of upholstered leather furniture. Its location in southern Italy provides this integrated furniture manufacturer with significant competitive cost and quality advantages. Pasquale Natuzzi, the company's 55 year-old founder, still gives final approval to all designs and personally sits on all furniture before it is mass produced. Mr. Natuzzi is generally regarded as the preeminent furniture designer in the world. Wall Street research coverage on this company? Virtually nil.

Although leather covered furniture represents just 15% of the chairs and couches sold in the United States, and 35% of upholstered furniture sold in Europe, leather's growth is more rapid than fabric's in both markets. And, Natuzzi is growing faster than aggregate demand for upholstered leather furniture. Natuzzi's leather market share in the United States is currently 25%, and in the more fragmented European markets, just 5%. Natuzzi has been increasing its production capacity more than 15% per year, runs its unique, highly automated factories at 96% of capacity and still struggles to keep up with demand.

Natuzzi currently expects to increase its sales in the highly fragmented European market more rapidly than in the United States during the next several years. U.S. sales currently represent about half the company's revenues. Natuzzi opened 97 Divani & Divani retail furniture showrooms throughout the continent during the past three years. There are no large furniture retailers in those markets. We expect the Divani & Divani chain to grow at least 20% per year for the next several years.

Natuzzi recently introduced unique, fabric slip covered furniture that is virtually impossible to distinguish from regular upholstered furniture. Natuzzi's slipcovered couches are intended to be competitive for 80% of the $25 billion annual, world, upholstered furniture sales not now served. Fabric currently represents just 5-7% of Natuzzi revenues. Slipcover results this year will be restrained since production will be modest, but early retailer and consumer response is extremely favorable.

We have been small shareholders of Natuzzi, we've owned about 100,000 shares since its initial public offering in 1993, and had about quadrupled our money through last spring. When Natuzzi's share price fell 50% this summer, we purchased more than 3.2 million additional shares at less than 10 times our estimate for 1999 earnings per share. Natuzzi has no debt, regularly earns mid-teens profit margins and low-twenties after tax returns on equity, and grows 15-20% per year. When our young analyst Andrew Peck visited Natuzzi in Highpoint, North Carolina, and then in southern Italy this fall, he was asked by Mr. Natuzzi, a flamboyant dresser but a sincere and straightforward man, what Natuzzi's stock price was. When Andrew relayed the bad news, Mr. Natuzzi, according to Andrew, jumped out of his chair in surprise, shocking Andrew, and shouted, "Mama mia! Can that be?!! We've got to buy more stock!"

Sales . . . although we consider ourselves long term investors, we do not hold all our investments forever . . .

On occasion, companies in which we invest are acquired by others and we must sell our shares. Big deals and big profits this year included the acquisition of American Radio by CBS and the announced acquisition of Delta & Pine Land by Monsanto. In both instances, Baron Asset Fund earned several fold returns on its initial investments. American Radio's shares were tendered for cash; Delta & Pine Land's shares were sold in open market transactions rather than accept large company Monsanto's shares as consideration. Culligan Water, Equity Corporation and Telemundo were smaller investments and were all sold for substantial percentage profit gains after merger or acquisition agreements were announced. Shares in Universal Outdoor were tendered to Clear Channel Communications for shares of that larger company which, to date, have been retained. This also resulted in a significant gain. Vitalink and Chartwell were tendered for cash to acquiring companies for more modest profits.

When markets uniformly decline, as they did from July through October, we often make modest adjustments to our portfolio. Last summer, we added to our investments in our favorite businesses, and sold or reduced less important holdings and received tax benefits in the process. When all stocks fall, all stocks fall. But, when markets recover, not all stocks recover.

If we think business fundamentals have changed and investments we believed promising no longer offer prospects for significant gain, we also sell. If we believe we've made mistakes, we sell. Last year we described sales of Olsten, Mercury Finance and Heilig & Meyers "in the nick of time" when fundamental prospects for these businesses seemed to us deteriorating. We believed Olsten would likely be adversely impacted when reimbursement rules for home care visits were changed. We believed Mercury Finance was likely to experience increased loan defaults and that its small loan business in Hispanic communities was not going to be as successful as we initially expected. Heilig & Meyers seemed to be able to generate improved sales only if it lent its customers money on very lenient terms to buy its stores' furniture. All were sold before their shares fell sharply.

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This year we also had a few escapes for modest losses that could have been a lot worse. Circus Circus shares were sold after it had invested $300 million in additional rooms at its Luxor casino hotel and Circus did not increase its earnings from this property. Genesis Health was sold after that company acquired Multicare at what we believed a very full price and aggravated the problem when it borrowed to complete the deal at burdensome cost. Phycor shares were sold when we saw no evidence that the physician practices acquired by that company actually improved their revenues post acquisition. Crescent Realty was sold when it made several acquisitions at what seemed high prices, and financed these cash flow multiple deals with borrowings secured by the promise to sell additional shares of Crescent. Nine West was sold when we became concerned that an ongoing government investigation would be a burdensome management distraction. Starwood Lodging was sold after it acquired ITT since a large component of those earnings were gaming where we already had significant investments. All were sold before their shares fell sharply. Starwood was sold for a significant profit. These investments were part of our "Farm Team" and represented about 4% of our investment portfolio.

We were not fast enough selling small investments in Pediatric Services, Registry, Youth Services, American Homepatient, Shaw and TV Azteca when fundamentals deteriorated. Their share prices fell substantially in price before we sold. These investments, which we considered members of our "Little League," represented, in aggregate, less than 2% of our investment portfolio.

Mistakes: AMF

The most notable mistake we made this year was AMF Bowling. AMF's results this year were penalized by the sales decline of equipment to Asian bowling alleys, but, more importantly, the company was so successful buying so many bowling alleys in the United States, it was unable to operate them well. Bain Consulting was retained; new managers with significant multi-unit operating experience were hired; AMF's chief executive officer resigned; and systems and operating protocols will soon be added. The good news? AMF's problems appear fixable, and as poorly run as the AMF bowling alleys have been, the business still produces very high 28.5% facility operating margins! With a lot of hard work by its new managers, AMF can become a profitable investment for us, although I am skeptical we will ever earn a good return on our initial investment. Until AMF's operations improve and its balance sheet is strengthened, there's still cause to worry about this one. But, you can't lose the same money more than once. Our AMF investment penalized our performance an estimated 4% this year and is our biggest error since Tokos Medical in 1993.

In the aggregate Baron Asset Fund now has about $98 million in loss carryforwards to shelter future portfolio gains. In addi-tion, it currently has significant unrealized losses in its AMF investment.

--------------------------------------------------------------------------------
Other Developments

October 9th , New York City: More than 1300 shareholders attend Seventh Annual Baron Investment Conference.

About 80 guests attended the First Annual Baron Investment Conference six years ago in October 1992. Most of our guests that year were family and friends. It was then difficult for us to fill about a third of the small room we had rented. I certainly did not expect then that our annual conferences would become what they have.

Preceding our annual conference this year, 2100 individuals responded they would attend. This is about twice the number of responses we received just a year ago. We received more than 400 RSVPs this year before we had even sent invitations. Using our time-honed yield management tool of 65% physical attendance compared to RSVPs, we were prepared for 1400 guests. More than 1300 came. One of our speakers, George Blumenthal, Chairman of NTL, remarked that there were about twice as many guests at our conference than at the Goldman Sachs' investment conference at which he had spoken only the day before.

This was the first year I have had to address our shareholders after we had lost money. Our two teenage sons have attended the last several Baron conferences. My wife, concerned that I would not be favorably received this year at first insisted that our boys not attend. She finally relented when I convinced her that, whether or not the audience reaction was favorable, our children should attend. Our shareholder audience this year was thoughtful, engaged and generally positive. I believe investors had come to make sure that the businesses in which we have invested their assets . . . and our assets
 . . . are continuing to do well, that we hadn't changed our investment style, and that our analysts and I remain involved and committed.

Chief executives of five businesses in which we are shareholders spoke, as usual. They each described their businesses, prospects and strategies and then answered questions from our shareholders. Sotheby's President and CEO Diana Brooks described the long term growth of auction revenues, 12-13% per year for decades, several new Sotheby's growth initiatives, and the effect of the economy on art prices, prices which in most instances are still below the extraordinary levels reached nine years ago in 1989. Internet auctions were briefly addressed. (Make sure you watch for them. We think they'll be great.) NTL Chairman and CEO George Blumenthal, after accepting a little teasing for his cameo roles in his friend Michael Douglas' movies, wowed the crowd with what Morningstar.Net called "his breathtaking projections" for NTL's U.K. fibre optic networks' voice and data telephony, cable television and internet access services. Budget Chairman and CEO Sandy Miller drew laughs with a Seinfeld clip of a frustrated Jerry and Elaine trying to rent a car at an airport, "That's what we do, and we're darn proud of it!" and his frustration when our sound system failed twice, "I bet this won't

                                       7
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happen to Ralph Lauren." When Sandy was asked about the impact of a recession on Budget, he noted, "The cost of our cars will go down, and Budget actually increased its earnings in the last recession." Sandy impressed everyone with the prospects for significant savings from his acquisition of Ryder Truck Rental. MetroNetworks' Chairman and CEO David Saperstein described how he founded his helicopter outsourced traffic and news service for radio and t.v. stations . . . he traded rush hour traffic reports for plugs for his Baltimore car dealerships on local radio stations. David also spoke about the opportunity to offer expanded news services to more radio and television stations and to sell a greater part of the ad time he receives in return. Polo Ralph Lauren's Chairman, CEO and namesake, Ralph Lauren, spoke without slides and without notes. His disarming manner charmed the audience, and he drew an especially warm response with his story about his first office, "actually not an office at all, but a drawer in a desk in an office . . . but I told my wife it was an office." Ralph did talk about the huge opportunities Polo has in the jeans business, in womens' wear, in foreign countries, and other licensing opportunities. And, the impact a recession would have on his business, "not significant, due to our substantial licensing income and strong balance sheet." During the Q & A, a member of the audience who attended DeWitt Clinton High School in the Bronx, Ralph's high school, questioned him and thought they had played ball together when they were kids. It was great! I think it was obvious from the executive presentations that there was little that had occurred in these businesses to account for sharp stock price declines.

Following the executives' presentations, I first spoke briefly about the "financial panic" this summer, the EIGHTH "financial panic," "bear market," or "severe correction" since I began my investment career in 1970, but, "that still doesn't make it any easier . . . and it's been the most virulent in twenty five years . . . the market's already anticipating a recession . . . if we don't have one, stock prices will quickly rebound . . . if we do, the rebound will be delayed months . . . not years." I then spoke about our investment style. That day my focus was on brands and other barriers to competition, elements that I believe distinguish our small and mid-sized growth stock portfolio investments from those of most other funds. I also described "kick the tires" research, our long term investment approach, "if you don't want to invest in a business for ten years, you shouldn't think about investing in it for ten minutes" (Warren Buffett), megatrends, and, the importance of people in the investment equation, "as often as not, when we make a mistake, it's about people." I spoke about why we think it's important for an investor to think like an owner of a business, a partner with its management, employees, community and other shareholders, and to ask the questions you would want answered if you owned the entire business.

Following my presentation, I answered questions from our shareholders for nearly two hours. I believe that, by the time most of our shareholders filed out to Billy Joel's "New York State of Mind," they were satisfied that the long term prospects for the businesses in which we are shareholders remain strong, and that we are continuing to identify and invest in well managed, small and mid-sized businesses with exciting growth prospects. At good prices. The mood when people were leaving seemed not just relieved, but upbeat. Your friends who attended will confirm this.

Many of our shareholders traveled quite far to be with us at this year's conference. We are appreciative of your interest and of the time and effort you spent. In addition to helping you learn more about your investments, we want you to enjoy yourselves . . . thus, our New York bar mitzvah food and Beatlemania and string rock n' roll entertainment during breaks and lunch. We hope you'll return year after year and that next year you'll be a lot richer than you are this year. We gave our departing guests "party favor" Baron Funds NYC-1998 t-shirts. This year's Baron t-shirts are emblazoned with a colorful Andy Warhol print, "Moonwalk," depicting Neil Armstrong, a lunar lander and an American flag planted firmly on the moon. We thought the Warhol t-shirts would be a good compliment to New York City pop artist Peter Max' colorful Baron Funds NYC-1997 "Statue of Liberty" shirts last year. Shareholders who were unable to attend, but who would like a t-shirt, should call us at 1-800-99-BARON. Of course, there will be no charge.

Baron Funds NYC-98 t-shirts have already been spotted at resorts, in gyms, on jogging trails and tennis courts and, even on a New York subway. One of my friends claims to have never lost a tennis match wearing one of our early, gray Baron Asset Fund t-shirt models. Maybe the new ones will be as charmed. Many of our conference attendees have also asked whether my formal remarks and slides could be made available. Any shareholder who would like a copy should call us. We'd be happy to furnish it.

Baron Asset Fund is tax efficient. Taxable dividends to Baron Asset Fund's shareholders will again be nominal.

As a long term investor in businesses, not a short term trader of stocks, Baron Asset Fund has been tax efficient. For the fiscal year ended September 30, 1998, Baron Asset Fund will distribute only a nominal ordinary income dividend, which we currently estimate to be $0.05 per share, to its shareholders. The Fund did not distribute a dividend last year. This is because the Fund's most successful investments, those responsible for its largest gains, have been held for several years, and taxable gains, to date, have been avoided.

Baron Asset Fund has been a shareholder of specialty professional temporary help provider Robert Half since 1991; discount broker, mutual fund distributor, internet financial services provider Charles Schwab since 1992; private pay nursing home provider HCR Manor Care since 1989; and leading private college DeVry since 1990. All have increased several fold since our initial purchases and, we believe, continue to offer the potential

                                       8
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to at least double again by the end of 2002. Other core holdings acquired in the past few years, including leading Hispanic broadcaster Heftel Broadcasting; discount dollar retailer of consumer staples Dollar Tree; leading cable television/telephony/internet service provider in England NTL; and communications tower company American Tower all have already at least doubled in price and also offer the opportunity to do so again within the next four years. More recent acquisitions include Vail Resorts, the leading ski resort in the United States; Sun International, the owner of a spectacular, brand new and soon to open, ocean and ancient ruins themed, family oriented resort, The Atlantis, on Paradise Island, Bahamas; Sotheby's, the 254 year old, esteemed auctioneer of fine art and antiquities; and Polo Ralph Lauren, the branded producer of aspirational, lifestyle consumer products, also offer the potential to double within four years.

Thank you for investing in Baron Asset Fund.

We recognize it cannot be an easy decision for most individuals when you choose to invest in stocks through mutual funds. Your decision must be especially difficult when you must consider how to invest hard earned savings to fund your children's education, a new home or your retirement. Your task has become even more daunting in recent years since there are now more mutual funds than there are stocks . . . and, widely published, and well respected, advice is often conflicting.

We hope our quarterly shareholder letters, interviews in the press, investment advisor conference calls and annual investment conferences have made it easier for you to decide if Baron Asset Fund is an appropriate investment for you and your family.

We want to thank you for joining us as fellow shareholders of Baron Asset Fund. We will continue to work hard to justify your confidence. Again, thank you.

Sincerely,


/s/ Ronald Baron
--------------------
Ronald Baron
President
November 23, 1998

BARON FUNDS
   LOGO


        2  BARON GROWTH
           & INCOME FUND


        PERFORMANCE........................................................10

        RECENT DEVELOPMENTS................................................11

        RECENT BUSINESS NEWS...............................................12

        OTHER DEVELOPMENTS.................................................14






























        767 Fifth Avenue
        NY, NY 10153
        212-583-2100
        1-800-99-BARON

BARON GROWTH & INCOME FUND

ANNUAL REPORT                                               SEPTEMBER 30, 1998


Dear Baron Growth & Income
Fund Shareholder:
--------------------------------------------------------------------------------
Performance

Baron Growth & Income Fund is a non-traditional small cap growth fund. The Fund invests a significant portion of its portfolio, generally 20-30% of its net assets, in income producing securities issued by small and mid-sized businesses. This is intended to provide our shareholders with more consistent, less volatile, long term returns than could be obtained by funds that invest only in non-dividend paying, fast growing, small cap stocks. This is because a significant portion of total annual returns from income producing securities are derived from dividends and interest. Baron Growth & Income Fund is, as a result, somewhat less dependent upon capital appreciation to achieve satisfactory returns. Dividends and interest, of course, are more predictable than capital gains.

Baron Growth & Income Fund is also a non-traditional growth and income fund. Most growth and income funds derive income and, presumably, more modest growth, by investing in slower growing, larger, S & P 500, dividend paying businesses. Baron Growth & Income Fund obtains income from the 20-30% of our assets invested in income producing securities issued primarily by small and mid-sized companies. We expect to achieve growth, capital appreciation, from the approximately 70% of our assets invested in equity securities issued by fast growing, smaller businesses.


We expect this mix of assets to provide our Fund's shareholders with strong and very competitive long term performance. This was the case for the Fund's first three years of operations.


Our Fund's results this year, though, haven't been consistent with our long term performance. As investors attempted to escape risk in all markets, established country markets outperformed emerging markets; treasury securities outperformed corporate debt; and the large cap S & P 500 stock index outperformed

                                                                                        BARON
                                                                                        G&I           S&P             RUSSELL
                                                                                        FUND          500*             2000*
-----------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE FOR ONE YEAR ENDED SEPTEMBER 30, 1998                                      -18.1%            9%              -19%

ANNUALIZED PERFORMANCE FOR FIVE YEARS ENDED SEPTEMBER 30, 1998                          12.2%         22.6%              6.9%

CUMULATIVE PERFORMANCE SINCE INCEPTION JANUARY 3, 1995 THROUGH SEPTEMBER 30, 1998        109%          139%               53%
-----------------------------------------------------------------------------------------------------------------------------------

* THE S&P 500 AND RUSSELL 2000 ARE UNMANAGED INDEXES. THE S&P MEASURES THE PERFORMANCE OF THE STOCK MARKET IN GENERAL: THE RUSSELL 2000 OF SMALL COMPANIES.

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the small cap Russell 2000 index . . . significantly. A record 31.25%
performance spread separates the S & P and Russell indexes this year . . . the S & P 500 has gained 21.9% through late November while the Russell 2000 has declined 9.25%.

At present, a significant portion of Baron Growth & Income Fund's income producing investments comprise real estate investment trusts. The trusts were outstanding stock market performers for the three years from 1995 through the end of 1997. Fears of overbuilding and impending recession have caused these investments to perform poorly in 1998, although so far investors' fears have not been realized. The NAREIT index measuring the performance of real estate investment trusts has fallen about 15.6% in 1998. Our real estate investment trusts didn't do much better. We managed to make money on only three trusts this year, Kimco, Taubman Centers and CBL, all of which own shopping malls.

In addition to the disappointing stock price performance of small caps and real estate investment trusts this year . . . I sort of feel that blaming small caps and reits for our poor performance is my equivalent to a retailer trying to blame poor sales results on the weather . . . not a great excuse . . . I made my biggest investment mistake, AMF Bowling, since our Fund's inception in 1995. The biggest and most recent investment error I have made that's comparable was Tokos Medical, in 1993, and preceded the formation of Baron Growth & Income Fund. (Please see our discussion on AMF in the immediately preceding Baron Asset Fund annual report section titled "Portfolio Changes: September 30, 1997 through September 30, 1998") Our investment in AMF penalized our year's performance by an estimated 6%.

So, where do we go from here? The small and medium sized businesses in which we are investors are, on average, about 25% larger, 25% more profitable and, in our opinion, about 25% more valuable than they were last year. Our businesses that should be valued based upon earnings per share growth, are expected to grow, on average, more than 25% again in the current year. Even after the strong recovery of Baron Growth & Income Fund from early October through today, we believe these stocks are significantly undervalued. They trade at a significant price earnings ratio discount to the 26.5 multiple currently accorded the 7% estimated growth S & P 500 businesses.

Businesses in which we have invested that should be more properly valued based upon their cash flows or asset values are also attractively valued, in our opinion. Our real estate trusts are generally now selling below building replacement costs. We expect that our REITs' 10-15% estimated cash flow growth, when coupled with substantial dividend yields, offer potential annualized returns of better than our long term 15-20% REIT growth objectives for the next year or two. Further, as we noted in our prior discussion of AMF, you can't lose the same money twice, and our AMF investment does seem to offer good opportunity from current levels...

--------------------------------------------------------------------------------
Recent Developments

Management changes at Baron Growth & Income Fund

With the numerous, and attractive, investment opportunities available in publicly owned small and mid-sized businesses, and the relatively small size of this Fund that enables it, along with Baron Small Cap, to take advantage of these opportunities, I decided to increase the resources we will allocate to the management of Baron Growth & Income Fund. Effective January 1st, Baron Growth & Income Fund will be managed by a team of analysts rather than solely by me. Included on the team will be myself, as the team leader, Matt Ervin and Mitch Rubin. Me, you already know about. Matt and Mitch I have written about in past quarterly reports, and both have also been introduced to our shareholders at our last two annual investment conferences. Matt first.

Matt is 29 years old and has worked as an analyst responsible for media, entertainment and communications at Baron Capital for four years. He worked as an analyst for a large institutional money manager for two years before that. Matt's the guy who reads books about satellites before our visits with satellite broadcasters and probably understands the way they work better than the chief executives we're interviewing. He has made important contributions to our performance in the past year with his work on contract electronics manufacturer Flextronics, U.K. telephony, cable television, long distance and internet services provider NTL, communications tower operator American Tower, Hispanic radio broadcaster Heftel and small market radio broadcaster Saga Communications. Matt graduated from Harvard College after majoring in Physics and has a Masters degree in applied sciences from Harvard University.

Mitch is 32 years old and has worked as an analyst for over three years at Baron Capital. Mitch is responsible for leisure, real estate and retail businesses. Before that he worked as a special situations analyst for two years at a large brokerage firm and for three years as a lawyer specializing in corporate finance transactions for a large New York law firm. Mitch has made important contributions to our portfolio structure during the past year with his thorough and thoughtful work on esteemed auctioneer Sotheby's, ski resort Vail Resorts, dollar retailer Dollar Tree and, at the other end of the spectrum, branded lifestyle retailer Polo Ralph Lauren. Mitch is a graduate of University of Michigan and Harvard Law School. He also captained our championship intramural league basketball team, which, as I've commented before, says a lot about the league in which we compete.

Neither Matt nor Mitch will be relieved of their existing responsibilities as senior analysts for Baron Asset Fund, where they will both continue to work closely with me and our two other senior analysts, Susan Robbins, our senior health, education and business services analyst, and Cliff Greenberg, who also doubles as

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Baron Small Cap Fund's portfolio manager. Both will also continue to work closely with Cliff on Baron Small Cap's portfolio, as well. Our entire analyst team wishes Matt and Mitch good luck with their expanded responsibilities. During the 1950's, the New York Yankees were renown for their two home run hitting sluggers, the original M & M boys, Mickey Mantle and Roger Marris. We have great expectations for our two M & M boys, Matt and Mitch.

--------------------------------------------------------------------------------
Recent Business News

Communications

American Tower acquires two competitors.

American Tower announced the purchase of Omni America and Telecom Towers. Omni America was controlled by Hicks Muse, the largest owner of radio stations in the United States, and Telecom Towers by the Cox family, the controlling shareholder in both Cox Radio, the radio broadcaster, and Cox Communications, the cable television business. Consideration paid for the two businesses was $585 million. American Tower believes this transaction will represent five times five year forward cash flow. These transactions make American Tower by far the largest owner operator of communications towers in the United States. The company also acquired two competitors which will likely allow American Tower to buy additional towers for less (there will be less competition). American Tower will also receive the support of additional media groups, potential clients on its towers. New low rate cellular plans and wireless data products should boost demand for wireless services that will require additional tower locations.

Financial

Medallion's loan portfolios and taxi top advertising revenues continue to grow.

The most unconventional of our income producing investments is taxi medallion lender/taxi top advertising company Medallion Financial, a business currently qualifying as a regulated investment company. First and foremost, TAXI is the leading lender to fleet owners and individuals purchasing taxi cab medallions predominantly in New York City but also in Boston, Philadelphia and Chicago. Medallion Financial has never had a default on a taxi loan in over 30 years of medallion lending and, over the past 12 months, has grown its medallion loan portfolio by 43% to over $275 million. In addition, Medallion conducts a broader commercial lending business which currently lends primarily to dry cleaning/laundromat business owners and radio stations. This portfolio has grown 20% in the past year to $93 million, also with virtually no defaults. Finally, Medallion's taxi-top advertising business is enjoying explosive growth. The company currently has approximately 4,000 tops in service (nearly twice as many as a year ago) and quarterly revenues grew 210% in the most recent period. We believe that the taxi top business, in particular, is extremely valuable given the high prices paid for companies focused on other forms of outdoor advertising in recent acquisitions. Through the combination of steady, growing dividends and stock appreciation, Medallion should offer its shareholders a total return potential during the next two years of nearly 20% per year.

Healthcare

Counsel sells division for substantial consideration. Investors don't even notice...

Counsel is but one example, there are many in our portfolio, of the unusually low valuations currently accorded smaller businesses. Counsel is sort of the Rodney "I can't get no respect" Dangerfield stock of our holdings. Counsel recently announced the sale of its largest division, specialty drug distribution company, Stadtlanders, to Bergen Brunswig. Counsel received $328 million net consideration for its Stadtlanders division, $178 million cash, and $150 million in Bergen Brunswig stock. The Bergen Brunswig stock has since increased in price and has a current market value of $185 million. Counsel, after paying $28 million in taxes, now has about $13 per share in cash, no debt, $15 million of other publicly traded securities and two other divisions, Faro and Sage. Faro is an emerging pharmaceutical company that purchases "orphan" drugs from large pharmaceutical companies and more aggressively markets them. Sage is a new drug development business that has met with some success in Europe. As of the date of this report, Counsel's shares were trading at $73/4 per share.

Hotels

Choice's franchise system continues to expand; a new ceo is hired to accelerate growth.

Choice is currently the second largest hotel franchisor in the world with over 3,600 properties representing over 300,000 guest rooms in its franchise system. Moreover, the Choice system has over 1,300 hotels under development with over 100,000 additional rooms to be added to its systems over the next several years. This represents a potential 33% increase in the company's installed base over the next several years.

Hotel stocks have not performed well during 1998 as investors focused on a combination of a fear of overbuilding in the hotel sector, a deceleration in the growth rate of room rates in the industry, and the fear of a recession having a negative impact on the travel industry in the next 12 months. It is important to note, however, that Choice is a pure play franchise company. As a franchisor, Choice will earn steady fee income based on revenues (not profits), even during an industry slowdown. Each new franchisee in the Choice system pays approximately $40,000 as a one-time franchise fee and a royalty fee of approximately 3.5% of revenues. Importantly, Choice has been increasing its royalty rate

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over the past several years from 3% to over 4% of property revenues. When combined with the backlog of new properties expected to open over the next several years, Choice's revenues should grow at a steady 10-15% per year even in a slowing economy. This should translate into annual earnings growth between 18 and 25% for the foreseeable future.

Choice's Board of Directors, led by long-term chairman Stewart Bainum, Jr., recently hired a new chief executive officer, Chuck Ledsinger, who, we believe, will help lead the company on an accelerated growth track in the next several years. Chuck was most recently the president and chief operating officer of St. Joe Company (a land holding company in Florida) and, prior to that, had over 20 years of experience in the hospitality industry with Holiday Inns, Promus and Harrah's. Chuck's initiatives include expanding Choice's preferred vendor programs, clarifying the company's brands awareness for the consumer, and finding investment alternatives for Choice's ever expanding stream of free cash flow.

Manufacturing

Flextronics announces new relationships with high profile customers; potential $1 billion increase in revenue.

Flextronics is a fast growing leader in the emerging industry of electronics manufacturing services. Many of the world's premier technology companies are now choosing to outsource their manufacturing requirements to specialized manufacturing service companies such as Flextronics. Through outsourcing, large technology companies are able to reduce risk, lower capital requirements and stabilize margins while still producing the highest quality products to their specifications. With approximately $1.7 billion in current annual revenue, Flextronics already serves premium customers such as Ericsson, Phillips, Microsoft, Nortel and Cisco. In the last few months, Flextronics has announced a host of new relationships with industry giants such as Hewlett Packard, Intel, Qualcomm, Compaq, Rockwell, Alcatel and Eastman Kodak. In the aggregate, these new relationships could add over $1 billion in new annual revenue to Flextronics within 2 years. As a result, we believe that Flextronics should at least double the size of its current business within 3 years. Flextronics is particularly well positioned in Europe, where large technology players such as Siemens or Alcatel are just beginning to recognize the strategic importance of outsourcing.

Real Estate

Spieker Properties continues to achieve strong rent increases on tenant lease renewals. Important barriers to new construction in its markets make its properties even more valuable...

During a recent visit to specialty temporary help provider Robert Half in Menlo Park, California, I was once again struck by how attractive their offices are. The weather was crisp and perfect the day of my visit, as it usually is. The park like and serene setting of Robert Half's Sandhill Road office, amidst spectacular flowers and trees and cute little paths, couldn't have offered a greater contrast to my office in the center of New York City. Max Messmer, Robert Half's chairman, then asked me to guess his rent. As pretty as the setting was, I was amazed to discover per foot rents in his suburban office were only a little less than we paid at the corner of Fifth Avenue and 59th Street in New York City high above Central Park. "How can that be?" I wanted to know. "What about all that vacant land overlooking the ocean on the drive down from San Francisco? Why can't you just build an office there? A few more offices out there and they could never charge these rents!" Max explained zoning and entitlements in California were close to impossible to obtain and the even more beautiful land I was referring to was "wetlands" and ineligible for permitting.

Ned Spieker, Spieker Properties' chairman, is a close friend of Max' and, as a favor to Max, negotiated a long term lease for Robert Half with this office property owner two years ago...at about half the current market rent. But, the point of this story is that when supply is constrained, when there are important barriers to new construction, to competition, you can make very good, and sustainable, returns through real estate ownership. Spieker Properties owns and operates suburban office properties, principally in California, including buildings nearby Robert Half's quarters. The buildings acquired by Spieker cost less than it would to replace these properties... and had rents in place significantly below market. As Spieker's tenants' leases expire, leases are renewed at prices, on average, about a third more than Spieker presently receives. There is little new supply in Spieker markets that could put pressure on its rents, due to important zoning and permitting barriers. Spieker should, therefor, improve its properties' earnings substantially during the next few years. Barriers to entry. They sure work for real estate businesses...whether you're in New York at 59th and Fifth or on Sandhill Road in Menlo Park, California.

Utilities

Southern Union is now the 14th largest natural gas utility in the US.

Southern Union is a natural gas distribution company serving approximately 1 million customers in Texas, Missouri, Florida and Mexico. Although nearly sixty years old, SUG was close to bankruptcy in 1989 when the current management team came on board. Unlike most utilities, this new team, headed by chairman George Lindemann, with whom we have successfully invested in both cable and cellular, and ceo Pete Kelly, had an innovative and entreprenneurial approach to grow the company through a combination of aggressive sales and marketing, creative acquisitions and cost saving initiatives. This is contrary to most utility industry executives who lack incentive for innovation. Since 1990, the company has acquired 8 distribution systems adding nearly 600,000 customers and approximately $327

--------------------------------------------------------------------------------
            B A R O N    G R O W T H    &    I N C O M E    F U N D
--------------------------------------------------------------------------------

million in annual sales. With over $700 million in current annualized sales, Southern Union is now the 14th leading natural gas distribution system in the US.

The company's goal is to grow core natural gas sales and capitalize on the company's gas energy expertise. Key growth initiatives include natural gas vehicle conversions and sales, intrastate and interstate natural gas pipeline systems and natural gas fired air conditioning. The company's focus is to offer one-stop shopping for a customer's energy needs beyond core residential heating and address those needs with natural gas. Earnings growth from the core company is projected at approximately 10% per year (which is double the usual distribution company) from a combination of rate upgrades, modest customer use increases, weather normalization clauses and internal overhead efficiency. Incremental growth should also be expected as further acquisitions are consummated. Management has a 10-year vision in place to double the company by the year 2002.

--------------------------------------------------------------------------------
Other Developments

All sections of the preceding Baron Asset Fund report are relevant to your investment in Baron Growth & Income Fund. Please take the time to read that report as well. The "Performance" section of Baron Asset Fund's report discusses turmoil in all markets during the past summer. "Investment Strategy" describes, of course, our investment philosophy. "Portfolio Holdings" discusses the significant and sustainable competitive advantages of several of our businesses. It also discusses the huge business opportunities that our businesses have. The businesses discussed are also holdings of Baron Growth & Income Fund. "Portfolio Changes" describes how we took advantage of market volatility to increase our holdings in a "core holding," Sotheby's, and establish holdings in two "farm team" investments, one of which, Industrie Natuzzi, is a common holding. It also describes our AMF investment. "Other Developments" discusses our October 9th annual investment conference and tells you how to obtain a Baron Funds-NYC 1998 t-shirt. Baron Growth & Income Fund is tax efficient, for the same reasons described for Baron Asset Fund. Baron Growth & Income Fund will pay a nominal ordinary dividend to its shareholders this year, an estimated $.06 per share.

Thank you for investing in Baron Growth & Income Fund.

We recognize that it must be a very difficult decision for most individuals when deciding how to invest your hard earned savings that you intend to use to buy a new home, pay for your children's education or fund your retirement. When considering mutual funds, it must be especially difficult. This because there are now thousands of mutual funds from which to choose . . . in fact, even more mutual funds than there are stocks. We hope that our quarterly shareholder letters, financial magazine interviews, and annual shareholder meetings have allowed you to make an informed decision about whether Baron Growth & Income Fund is an appropriate investment for you and your family.

We are disappointed with the performance of Baron Growth & Income Fund this year, and are greatly appreciative of the continued strong support of our fellow shareholders. We will continue to work hard to justify your confidence. We remain confident that the businesses in which we are shareholders have very favorable growth prospects and that these prospects will soon again be reflected in their stock prices...and, as a result, that we will soon again have favorable results to report.

Again, thank you for investing in Baron Growth & Income Fund.

Sincerely,

/s/ Ronald Baron
-------------------
Ronald Baron
President
November 23, 1998

BARON FUNDS
   LOGO


        3   BARON SMALL
            CAP FUND


        PERFORMANCE &
        PHILOSOPHY.........................................................15

        PORTFOLIO COMPOSITION
        AND HOLDINGS.......................................................16

        RECENT DEVELOPMENTS................................................17

































        767 Fifth Avenue
        NY, NY 10153
        212-583-2100
        1-800-99-BARON

BARON SMALL CAP FUND

ANNUAL REPORT                                               SEPTEMBER 30, 1998


Dear Baron Small Cap
Fund Shareholder:
--------------------------------------------------------------------------------
Performance &
Philosophy

Baron Small Cap (BSC) was launched September 30, 1997 and has just finished its first year. For the year, we lost 13.9%, comparing favorably to the Russell 2000, which declined 19% in the same period, but trailed the S&P 500 which was up 9%. In a year of extreme volatility in the financial markets, our performance was also volatile. The Fund performed very well in the December, March and June quarters and then slumped in the September quarter. At our peak in May we were up 23% and at our low in October we were down 31%. As of the date of this letter, we have made up most of the deficit and are down 7%. What a rollercoaster.

Through it all, our mission and modus has remained the same. We invest in small companies with big opportunities. We invest only in businesses with super executives whom we respect and trust. We only invest when we believe we can make significant returns - at least a double in the next three years. We expect to hold the investments for long periods of time as long as the company's opportu-nities are large, management is executing to our approval, and we can still be handsomely rewarded as shareholders. This is the same philosophy we stated when we started the Fund, the ideals which both I and others at Baron share.

We invest primarily in "growth stocks", unique companies that have significant competitive advantages and can grow for many years. When we find them early, we, as investors, benefit not just from their growth but from multiple expansion as the market appreciates their prospects. And you'd be surprised how often good management teams create additional opportunities that are not presently on our radar screen. We invest in "fallen angels" to take advantage of the market's often myopic focus on near term results. We try to sort out perceived problems from real ones and purchase stocks of businesses that are intact and are trading at substantial discounts to their intrinsic value. We also invest in "special situations," which we define as spinoffs, restructurings, split-ups and merger securities. These securities are often overlooked or misunderstood and offer tremendous opportunities for those willing to do the work to understand them. Since we have experience and success with these three complimentary types of investing, BSC's portfolio is an eclectic mix of all three. As this is the end of our first year, let's examine in more detail the make-up of our portfolio and briefly review each of our important investments.

                                                                 BARON
                                                                 S&C            S&P             RUSSELL
                                                                 FUND           500*             2000*
------------------------------------------------------------------------------------------------------------
PERFORMANCE FOR ONE YEAR ENDED SEPTEMBER 30, 1998               -13.9%         9.0%             -19.0%
------------------------------------------------------------------------------------------------------------

* THE S&P 500 AND RUSSELL 2000 ARE UNMANAGED INDEXES. THE S&P MEASURES THE PERFORMANCE OF THE STOCK MARKET IN GENERAL: THE RUSSELL 2000 OF SMALL COMPANIES.

--------------------------------------------------------------------------------
                B A R O N      S M A L L      C A P      F U N D
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Portfolio Composition and Holdings

As of this writing, we have about $425M under management. The portfolio has 40 positions. The top ten positions make up 45% of our portfolio, the top fifteen equal 60%. We strongly believe the portfolio should be relatively concentrated so we can best benefit from our strongest ideas. The portfolio is also relatively concentrated in certain industries in which we have particular expertise and are growing or evolving such that our companies have opportunities to distinguish themselves. The areas of greatest concentration are Media and Entertainment, Business Services, Communications and Amusement and Recreation.

Media and Entertainment

We are very excited about developments in the cable television industry. As cable companies have upgraded their plant, it enables them to offer enhanced digital entertainment services and also local telephone service and internet access. Century Communications is the ninth largest U.S. operator and owns the best systems in Los Angeles. They recently completed a joint venture with TCI to consolidate their operations in Los Angeles and will seek to purchase other small operators and offer enhanced services in this fertile market. United International Holdings (UIH) is a cable company with primary operations in Europe. UIH is completing a major plant upgrade, which will allow it to offer U.S. style cable television in its cities for the first time, dramatically increasing their channel offering which could double the average monthly bill. They also have a big opportunity as the alternate provider of local telephone service and the superior internet provider, competing against sleepy incumbent PTTs. Baron Asset Fund's holding, NTL, has had great success in England, garnering 40% market share, and we expect UIH to be similarly successful on the continent. Metro Networks is a provider of traffic and weather services to the radio industry in exchange for spot time, which it sells to advertisers. Metro recently introduced a new service, Metro Source, a dedicated news terminal which is a major improvement to the wire services the stations presently use. It has been very well received and will provide Metro with more advertising spots so it can maintain its 30% a year growth rate. Clear Channel Communications (CCU) is a multi-media company owning billboards, radio stations and television stations. We became CCU shareholders when they acquired our holding, Universal Outdoor, earlier in the year and remain enthusiastic holders as the larger enterprise successfully promotes and cross sells the different advertising mediums and purchases assets abroad to replicate its domestic business plan.

SFX Entertainment (SFX) is a live entertainment company, that owns outdoor amphitheaters that stage concerts and develops and promotes touring theatrical shows and sporting events. SFX was spun out of a radio company in early 1998 and we purchased stock before and after the spinout. By consolidating manytheaters which previously were individually owned, SFX can enhance booking, pricing, merchandising and ticketing and also overlay national sponsorship deals much like NASCAR or the NFL.

Business Services

Another area of concentration is Business Services. Iron Mountain is America's largest records management company principally providing for off-premise storage of business records, medical records and data tapes. The business has proven to be highly stable, almost annuity-like, in that outsourcing customers typically store goods for close to a decade and generate additional storage materials each year. Iron Mountain is growing rapidly because of this strong same customer growth, as additional companies decide to outsource, and as they acquire smaller competitors. The company plans also to grow profits by raising prices, improving operating margins and growing internationally with its present client base.

United Stationers is a well-managed wholesaler of business supplies. United is benefiting as customers in their channels, contract stationers, catalog re-sellers, and local dealers, are deciding to utilize an independent wholesaler for more of their product needs rather than stocking the goods themselves. Also, Stationers has successfully developed complimentary wholesale product lines - janitorial supplies and computer supplies to augment its growth. ChoicePoint (CPS) is a provider of security information to insurance companies, commercial accounts and government agencies. Spun out of a larger company, CPS has exited slower growing business segments, acquired a number of smaller service providers and dramatically improved its operating margins and growth prospects by focusing on database products.

Communications

We have three significant positions in Communications. Centennial Cellular is a leading provider of cellular telephone services in two rural clusters. As we've stated before, we are very excited about the prospects for rural cellular operators since we expect them to experience the same rapid growth in wireless usage that has occurred in urban markets with much less competition. Centennial is one of two operators in its markets, compared to as many as seven providers in big cities. Centennial signed an agreement to be acquired by a buyout group but the deal is still pending. We expect further consolidation in this area as larger cellular companies seek to own greater footprints to more profitably offer their "one-rate" service plans.

American Tower is the largest independent owner of communication towers. Like SFX, American Tower was spun out of a successful radio consolidator and is run by the terrific former radio management team. The tower business is highly profitable and will become even more so as additional capacity is co-located on existing towers. American Tower also is aggressively building new towers and hopes to purchase towers now owned by the cellular

--------------------------------------------------------------------------------
                B A R O N      S M A L L      C A P      F U N D
--------------------------------------------------------------------------------

carriers themselves. The cellular "one-rate" plans and new wireless data offerings will accelerate demand for increased transmission capacity and the towers will be prime beneficiaries.

Commonwealth Telephone became a public company with the split up of another telecom company, CTEC. Commonwealth owns a well-protected local telephone company in rural Pennsylvania. Management is redeploying its substantial cash flow to build a competitive local exchange carrier (CLEC), offering local and long distance telephone services in neighboring markets which previously were served exclusively by Bell Atlantic. Early results are encouraging and we like our partners in this investment, Level 3 Communications. This group built MFS Communications into a very successful urban CLEC, and is the majority shareholder of Commonwealth.

Amusements and Recreation

Amusements and recreation is a fourth area of significant investment. Premier Parks, as we have discussed before, is an operator of regional theme parks and the new owner of the Six Flags brand and chain of parks. We feel the company's cash flow can more than double through better management of the Six Flags parks, branding the previously owned parks with the Six Flags moniker and, importantly, reinvesting its cash flow back into the parks to add attractions and fuel their continued growth in attendance and in-park spending. Additional opportunities exist in the continuation of an aggressive acquisition plan of under-developed or under-managed parks here and abroad. Loews Cineplex is the largest operator of movie theaters in the United States with about 10% market share. The exhibition business is going through a metamorphosis in that older, smaller theaters are being replaced by new megaplexes which offer more choice, better amenities and greater convenience. We are at an inflection point where the new screen construction is fueling profit growth as opposed to cannibalizing existing cash flow. Loews is opening 20 new complexes in the States in 1999 and 2000 and is beginning a substantial international building program.

Other Investments

Some other important investment positions include IT Group (IT), a leader in the waste remediation business. IT has proven that bigger is better, in that it has acquired large competitors and greatly improved profits by leveraging its overhead structure, while growing the top line through improved service capabilities. Career Education is one of the largest providers of private, for profit, post-secondary education in North America. Core curricula focus is on computer technologies, visual communication and design, business studies and culinary arts. Their plan is to acquire local "schools of excellence" which usually specialize in just one curriculum, then better operate and market the existing school and begin to offer additional programs in which the company has expertise. For instance, the Katherine Gibbs schools, which are familiar to many as strictly a secretarial school, now offer programs in business administration and PC network administration. The chain, which earned $ 4.5M when acquired by Career Education in 1997, is on track to make $8M in 1998 with the potential to do over $20M in three years.

Four Seasons Hotels manages and operates a chain of 41 luxury hotels around the world. Because the hotels they manage generate REVPAR (Revenue Per Available
Room) that is 20% in excess of its closest luxury competitor, property owners and developers are anxious to affiliate with the Four Seasons brand. The company's pipeline of new projects is the strongest in its long history and other opportunities such as time share and branded condominiums are in the start-up phase. We feel its profits can grow in excess of 20% per year for the next five years.

--------------------------------------------------------------------------------
Recent Developments
Since our last quarterly, there have been some important developments. Premier Parks reported terrific earnings for its September quarter, and importantly, improved attendance at the Six Flags parks which had been weak early in the season due to previous management's poor marketing decisions. Premier's stock re-bounded 65% as the market regained its confidence in the company's management - confidence that we had all along.

IT announced the successful integration of its OHM acquisition and announced the purchase of Fluor Daniel GTI. It is paying only 3.5X pro forma cash flow for GTI and the deal will add $.20 to reported earnings. Its stock is up 75% from the lows.

On the negative side, AMF Bowling reported weak results in both its manufacturing business and U.S. lane operations and the suspension of its acquisition program. We decided to sell our holdings and could return to the investment when business trends improve. We also sold our holdings in Mariner Post Acute, another disappointing investment, when it became evident that the changing regulations in the nursing home industry would dampen results for the foreseeable future and we became concerned that the company's balance sheet was too leveraged to allow it sufficient flexibility.

--------------------------------------------------------------------------------
Thank You

We would like to thank you, our fellow shareholders, in Baron Small Cap Fund. If you have been here for the duration, it's been an exciting year. We will continue to work our hardest to come up with winning investments in special, growing, well-managed, small businesses and do our best to describe in these letters our companies and why we are so enthusiastic about their prospects. We appreciate your support.

Sincerely,


/s/ Cliff Greenberg
-----------------------
Cliff Greenberg

--------------------------------------------------------------------------------
                            B A R O N      F U N D S
--------------------------------------------------------------------------------

Table I
--------------------------------------------------------------------------------
Portfolio Market Capitalization
--------------------------------------------------------------------------------

The Funds invest primarily in small and medium sized companies. Table 1 ranks the Funds' investments by market capitalization and displays the percentage of the Funds' portfolios invested in each market capitalization category. At times the Funds will invest in companies with market capitalizations greater than $3.5 billion. These larger cap companies have increased in value since the Funds first invested in them and still offer attractive opportunities for further appreciation.

Baron Asset Fund
---------------------------------------------------------------------------
                                                     Equity         % of
Company                                            Market Cap     Portfolio
-----------------------------------------------   ------------   ----------
                    Large Capitalization
---------------------------------------------------------------------------
Clear Channel Communications, Inc. ............     11,796           0.6%
Charles Schwab Corp. ..........................     10,510           7.8
Robert Half Intl., Inc. .......................      3,980           2.3
Outdoor Systems, Inc. .........................      3,594           0.8
                                                                    ----
                                                                    11.5%
                             Medium Capitalization
---------------------------------------------------------------------------
HCR Manor Care, Inc. ..........................      3,238           6.9%
Public Storage, Inc. ..........................      3,123           0.1
Mirage Resorts, Inc. ..........................      3,011           1.3
Vornado Realty Trust ..........................      2,760           0.4
American Tower Corp. ..........................      2,730           3.0
Univision Communications, Inc. ................      2,568           0.5
Promus Hotel Corp. ............................      2,407           0.7
Spieker Properties, Inc. ......................      2,246           2.0
Kimco Realty Corp. ............................      2,159           0.7
Polo Ralph Lauren Corp. .......................      1,993           3.9
Dollar Tree Stores, Inc. ......................      1,851           2.6
Boston Properties, Inc. .......................      1,810           0.1
NTL, Inc. .....................................      1,776           2.7
Delta and Pine Land Co. .......................      1,686           1.0
FelCor Lodging Trust, Inc. ....................      1,644           1.6
Stewart Enterprises, Inc. .....................      1,642           1.0
DeVRY, Inc. ...................................      1,625           2.5
                                                                    ----
                                                                    31.0%
                              Small Capitalization
---------------------------------------------------------------------------
Saks, Inc. (formerly Proffitt's Inc.) .........      1,438           0.1%
Post Properties, Inc. .........................      1,394           0.2
Heftel Broadcasting Corp. .....................      1,328           2.8
Premier Parks, Inc. ...........................      1,320           1.4
Sun Intl. Hotels, Ltd. ........................      1,250           2.5
Federated Investors, Inc. .....................      1,241           0.6
Quorum Health Group, Inc. .....................      1,225           0.7
Williams-Sonoma, Inc. .........................      1,185           0.3
Sylvan Learning Systems, Inc. .................      1,133           0.7
Industrie Natuzzi SPA .........................      1,123           0.7
Corrections Corp. of America ..................      1,092           0.7
Sotheby's Holdings, Inc. ......................      1,020           7.3
Cox Radio, Inc. ...............................        999           0.7
Storage USA, Inc. .............................        941           0.2
Unova, Inc. ...................................        900           0.3
Iron Mountain, Inc. ...........................        876           0.6
ITT Educational Services, Inc. ................        864           1.1
Centennial Cellular Corp. .....................        825           0.6

---------------------------------------------------------------------------
                                                     Equity         % of
Company                                            Market Cap     Portfolio
-----------------------------------------------   ------------   ----------
                     Small Capitalization (Continued)
---------------------------------------------------------------------------
Budget Group, Inc. ............................       820         1.1%
Century Communications Corp. ..................       780         0.6
Choice Hotels Intl., Inc. .....................       744         3.7
Taubman Centers, Inc. .........................       740         0.2
Flextronics Intl. Ltd. ........................       726         1.1
ChoicePoint, Inc. .............................       705         1.1
Four Seasons Hotels, Inc. .....................       694         0.3
Vail Resorts, Inc. ............................       684         4.3
Cross Timbers Oil Co. .........................       677         1.6
OM Group, Inc. ................................       622         1.0
Amphenol Corp. ................................       612         0.1
Metro Networks, Inc. ..........................       608         1.0
Intrawest Corp. ...............................       587         0.1
Sun Communities, Inc. .........................       573         0.2
Southern Union Co. ............................       564         0.4
Seacor Smith, Inc. ............................       547         0.9
AMF Bowling, Inc. .............................       526         2.0
Libbey, Inc. ..................................       520         1.8
Education Management Corp. ....................       513         0.7
Young Broadcasting, Inc. ......................       490         0.9
United Stationers, Inc. .......................       459         0.4
Commonwealth Telephone Ent., Inc. .............       440         0.1
CCA Prison Realty Trust .......................       388         0.8
Alexander's, Inc. .............................       384         0.4
United Intl. Hldgs., Inc. .....................       382         0.2
Stein Mart, Inc. ..............................       365         0.5
CD Radio, Inc. ................................       335         0.4
Learning Tree Intl., Inc. .....................       282         0.9
DVI, Inc. .....................................       207         0.5
Saga Communications, Inc. .....................       200         1.1
American Mobile Satellite Corp. ...............       169         0.4
Avatar Holdings, Inc. .........................       169         0.3
Smart and Final, Inc. .........................       160         0.4
Cellular Communications of P.R., Inc. .........       158         0.3
CoreComm, Ltd. ................................       144         0.3
Counsel Corp. .................................       129         0.3
Sunburst Hospitality Corp. ....................        90         0.4
Bristol Hotels & Resorts, Inc. ................        79         0.2
Caliber Learning Network, Inc. ................        75         0.3
American Healthcorp, Inc. .....................        65         0.0
American HomePatient, Inc. ....................        28         0.0
EduTrek Intl., Inc. ...........................        18         0.0
Patient Infosystems, Inc. .....................        14         0.0
                                                                 ----
                                                                 52.8%

--------------------------------------------------------------------------------
                            B A R O N      F U N D S
--------------------------------------------------------------------------------

Baron Growth & Income Fund
-----------------------------------------------------------------------
                                                 Equity         % of
Company                                        Market Cap     Portfolio
-------------------------------------------   ------------   ----------
                         Large Capitalization
-----------------------------------------------------------------------
Charles Schwab Co. ........................     10,510           9.6%
Robert Half Intl., Inc. ...................      3,980           3.6
                                                                ----
                                                                13.2%
                         Medium Capitalization
-----------------------------------------------------------------------
HCR Manor Care, Inc. ......................      3,238           6.7%
Public Storage, Inc. ......................      3,123           1.4
Mirage Resorts, Inc. ......................      3,011           0.9
Vornado Realty Trust ......................      2,760           1.1
American Tower Corp. ......................      2,730           3.7
Spieker Properties, Inc. ..................      2,246           3.3
Kimco Realty Corp. ........................      2,159           2.0
Polo Ralph Lauren Corp. ...................      1,993           1.4
Dollar Tree Stores, Inc. ..................      1,851           3.3
Boston Properties, Inc. ...................      1,810           1.8
NTL, Inc. .................................      1,776           3.4
FelCor Lodging Trust, Inc. ................      1,644           2.2
DeVRY, Inc. ...............................      1,625           2.8
                                                                ----
                                                                34.0%
                          Small Capitalization
-----------------------------------------------------------------------
Post Properties, Inc. .....................      1,394           1.7%
Heftel Broadcasting Corp. .................      1,328           5.0
Sun Intl. Hotels, Ltd. ....................      1,250           2.6
Industrie Natuzzi SPA .....................      1,123           0.2
Sotheby's Holdings, Inc. ..................      1,020           1.4
Storage USA, Inc. .........................        941           1.7
Choice Hotels Intl., Inc. .................        744           9.7
Taubman Centers, Inc. .....................        740           1.8
Flextronics Intl., Ltd. ...................        726           1.6
CBL & Associates Properties, Inc. .........        695           0.7
Vail Resorts, Inc. ........................        684           1.5
Cross Timbers Oil Co. .....................        677           2.1
OM Group, Inc. ............................        622           1.2
Metro Networks, Inc. ......................        608           1.3
Sun Communities, Inc. .....................        573           2.0
Southern Union Co. ........................        564           2.8
Healthcare Realty Trust, Inc. .............        532           0.9
AMF Bowling, Inc. .........................        526           3.4
Libbey, Inc. ..............................        520           0.4
Education Management Corp. ................        513           0.7
CCA Prison Realty Trust ...................        388           0.9
Alexander's, Inc. .........................        384           0.5
Stein Mart, Inc. ..........................        365           0.4
Medallion Financial Corp. .................        220           1.0
DVI Health Services Corp. .................        207           1.0
Saga Communications, Inc. .................        200           1.7
American Mobile Satellite Corp. ...........        169           0.8
Smart and Final, Inc. .....................        160           0.9
Sunburst Hospitality Corp. ................         90           1.1
Bristol Hotels & Resorts, Inc. ............         79           0.3
                                                                ----
                                                                51.3%

Baron Small Cap Fund
-----------------------------------------------------------------------


                                                  Equity         % of
                   Company                      Market Cap     Portfolio
--------------------------------------------   ------------   ---------
                            Large Capitalization
-----------------------------------------------------------------------
Clear Channel Communications, Inc. .........    11,796          3.7%

                            Medium Capitalization
-----------------------------------------------------------------------
American Tower Corp. .......................     2,730          3.8%
Kimco Realty Corp. .........................     2,159          2.4
                                                                ---
                                                                6.2%
                            Small Capitalization
-----------------------------------------------------------------------
Premier Parks, Inc. ........................     1,320          4.3%
Sun Intl. Hotels, Ltd. .....................     1,250          1.4
Williams-Sonoma, Inc. ......................     1,185          1.8
SFX Entertainment, Inc. ....................       948          3.0
Unova, Inc. ................................       900          2.9
Iron Mountain, Inc. ........................       876          6.3
Centennial Cellular Corp. ..................       825          4.7
Budget Group, Inc. .........................       820          1.4
United Rentals, Inc. .......................       805          1.9
Century Communications Corp. ...............       780          4.6
ChoicePoint, Inc. ..........................       705          2.7
Four Seasons Hotels, Inc. ..................       694          3.4
Paging Network, Inc. .......................       625          0.8
Amphenol Corp. .............................       612          1.3
Metro Network, Inc. ........................       608          3.5
Intrawest Corp. ............................       587          1.5
El Paso Electric Co. .......................       582          2.1
Commscope, Inc. ............................       569          0.6
Province Healthcare Co. ....................       535          1.7
AMF Bowling, Inc. ..........................       526          1.0
Young Broadcasting, Inc. ...................       490          1.6
United Stationers, Inc. ....................       459          3.5
Commonwealth Telephone Enterprises,
   Inc. ....................................       440          1.8
Loews Cineplex Entertainment Corp. .........       394          2.2
CCA Prison Realty Trust ....................       388          0.4
United Intl. Hldgs., Inc. ..................       382          2.4
U.S. Office Products Co. ...................       297          0.9
Commnet Cellular, Inc. .....................       249          1.0
Mariner Post-Acute Network, Inc. ...........       224          0.6
Caribiner Intl., Inc. ......................       201          1.4
Dispatch Management Services Corp. .........       156          1.1
Career Education Corp. .....................       156          2.8
International Technology Corp. .............       153          2.9
CoreComm, Ltd. .............................       144          0.3
Morton's Restaurant Group, Inc. ............       143          1.9
ResortQuest Intl., Inc. ....................       140          1.8
The Sports Club Co. ........................       131          1.4
Kenneth Cole Productions, Inc. .............       130          2.5
Counsel Corp. ..............................       129          1.0
Rural Cellular Corp. .......................       107          1.8
Strategic Distribution, Inc. ...............       100          0.6
Crescent Operating, Inc. ...................        80          0.3
Bristol Hotels & Resorts, Inc. .............        79          0.1
Caliber Learning Network, Inc. .............        75          0.5

--------------------------------------------------------------------------------
                            B A R O N      F U N D S
--------------------------------------------------------------------------------

                                                  Equity         % of
             Company                            Market Cap     Portfolio
--------------------------------               ------------   ----------
                Small Capitalization (Continued)
------------------------------------------------------------------------
AVTEAM, Inc. ...............................        64          1.1%
U.S. Diagnostic, Inc. ......................        47          0.3
Equity Marketing, Inc. ......... ...........        38          0.6
                                                               ----
                                                               87.7%
Table II
--------------------------------------------------------------------------------
Portfolio Risk Characteristics
--------------------------------------------------------------------------------

The Funds are diversified not only by industry, but also by external risk factors that might impact the companies in which the Funds invest. Table II displays some of the risk factors that are currently monitored and the percentage of each portfolio considered exposed to these factors. The Funds use this tool to avoid concentration of risk within the portfolios.

                                                     Baron         Baron
                                       Baron         Growth        Small
                                       Asset        & Income        Cap
                                        Fund          Fund         Fund
                                    -----------   -----------   ----------
                                        % of          % of         % of
                                     Portfolio     Portfolio     Portfolio
                                    -----------   -----------   ----------
Oil Price Sensitivity ...........      20.3%         22.2%         18.7%
Leverage (Debt > 40% of
   Market Cap) ..................      29.2          37.8          51.9
Foreign Sales Dependent
   (Sales > 10%) ................      23.1          15.4          21.1
Volatility (Beta > 1.2) .........      22.1          21.1          19.6
Over-the-Counter Securities .....      21.0          18.1          45.6
Unseasoned Securities
 (Publicly owned
    for less than 3 years) ......      27.1          26.7          48.5
 (Publicly owned
    for less than 1 year) .......       7.4           7.1          23.4
Turnarounds .....................       2.7           3.4          13.9
Development Companies ...........       3.5           1.3          10.1

--------------------------------------------------------------------------------
                            B A R O N      F U N D S
--------------------------------------------------------------------------------

Table III
--------------------------------------------------------------------------------
Historical Information                     (Unaudited)
--------------------------------------------------------------------------------

Table III displays on a quarterly basis the Funds' closing net assets and net asset value per share, dividend distributions and the value of $10,000 invested in a Fund at the time of its inception.

--------------------------------------------------------------------------------
Baron Asset Fund
--------------------------------------------------------------------------------

                                  Net Asset                       Value of Shares
                                    Value                        Owned, if Initial
   Date       Fund Net Assets     Per Share     Dividends     Investment was $10,000*
-------------------------------------------------------------------------------------
06/12/87     $     108,728       $10.00                               $10,000
-------------------------------------------------------------------------------------
06/30/87         1,437,521        10.71                                10,710
-------------------------------------------------------------------------------------
09/30/87         3,905,221        11.95                                11,950
-------------------------------------------------------------------------------------
12/31/87         4,406,972        10.10        $ 0.197                 10,298
-------------------------------------------------------------------------------------
03/31/88         6,939,435        11.56                                11,786
-------------------------------------------------------------------------------------
06/30/88         9,801,677        12.68                                12,928
-------------------------------------------------------------------------------------
09/30/88        11,734,509        12.98                                13,234
-------------------------------------------------------------------------------------
12/31/88        15,112,031        12.87         0.701                  13,843
-------------------------------------------------------------------------------------
03/31/89        22,269,578        14.75                                15,864
-------------------------------------------------------------------------------------
06/30/89        31,397,929        16.06                                17,273
-------------------------------------------------------------------------------------
09/30/89        47,658,616        17.22                                18,521
-------------------------------------------------------------------------------------
12/31/89        49,007,084        14.66         1.409                  17,299
-------------------------------------------------------------------------------------
03/31/90        50,837,946        13.87                                16,367
-------------------------------------------------------------------------------------
06/30/90        54,413,786        14.32                                16,898
-------------------------------------------------------------------------------------
09/30/90        40,002,612        10.88                                12,838
-------------------------------------------------------------------------------------
12/31/90        42,376,625        11.75         0.198                  14,100
-------------------------------------------------------------------------------------
03/31/91        47,104,889        13.88                                16,656
-------------------------------------------------------------------------------------

06/30/91        45,600,730        13.81                                16,572
-------------------------------------------------------------------------------------
09/30/91        47,409,180        14.80                                17,760
-------------------------------------------------------------------------------------
12/31/91        46,305,042        15.71         0.035                  18,895
-------------------------------------------------------------------------------------
03/31/92        48,011,634        16.72                                20,109
-------------------------------------------------------------------------------------
06/30/92        42,289,409        15.28                                18,377
-------------------------------------------------------------------------------------
09/30/92        43,816,305        16.20                                19,484
-------------------------------------------------------------------------------------
12/31/92        47,955,530        17.73         0.162                  21,522
-------------------------------------------------------------------------------------
03/31/93        50,015,244        18.82                                22,845
-------------------------------------------------------------------------------------
06/30/93        52,432,090        19.70                                23,912
-------------------------------------------------------------------------------------
09/30/93        59,916,570        21.91                                26,595
-------------------------------------------------------------------------------------
12/31/93        64,069,114        21.11         0.774                  26,576
-------------------------------------------------------------------------------------
03/31/94        63,099,109        20.69                                26,047
-------------------------------------------------------------------------------------
06/30/94        68,880,300        20.40                                25,682
-------------------------------------------------------------------------------------
09/30/94        80,258,542        22.82                                28,728
-------------------------------------------------------------------------------------
12/31/94        87,058,228        22.01         0.656                  28,547
-------------------------------------------------------------------------------------
03/31/95       160,603,528        24.29                                31,505
-------------------------------------------------------------------------------------
06/30/95       202,259,502        25.79                                33,450
-------------------------------------------------------------------------------------
09/30/95       289,973,331        29.30                                38,003
-------------------------------------------------------------------------------------
12/31/95       353,095,409        29.74         0.034                  38,618
-------------------------------------------------------------------------------------
03/31/96       638,297,904        34.14                                44,332
-------------------------------------------------------------------------------------
06/30/96     1,124,647,802        36.65                                47,591
-------------------------------------------------------------------------------------
09/30/96     1,166,057,654        35.50                                46,098
-------------------------------------------------------------------------------------
12/31/96     1,326,321,785        36.23         0.039                  47,097
-------------------------------------------------------------------------------------
03/31/97     1,663,347,667        34.98                                45,472
-------------------------------------------------------------------------------------
06/30/97     2,306,228,855        41.74                                54,260
-------------------------------------------------------------------------------------
09/30/97     3,224,498,394        47.43                                61,656
-------------------------------------------------------------------------------------
12/31/97     3,793,013,753        48.51         0.000                  63,060
-------------------------------------------------------------------------------------
03/31/98     5,187,450,337        53.68                                69,781
-------------------------------------------------------------------------------------
06/30/98     5,545,334,568        52.20                                67,857
-------------------------------------------------------------------------------------
09/30/98     4,410,506,448        39.96                                51,946
-------------------------------------------------------------------------------------

* Assumes all dividends were reinvested and no shares were redeemed.

BARON ASSET FUND'S
AVERAGE ANNUAL RETURN

                        Period ended September 30, 1998

One year                           (15.7%)
-----------------------------------------
Two years                            6.2%
-----------------------------------------
Three years                         11.0%
-----------------------------------------
Four years                          16.0%
-----------------------------------------
Five years                          14.3%
-----------------------------------------
Ten years                           14.7%
-----------------------------------------
Since inception June 12, 1987       15.7%
-----------------------------------------

--------------------------------------------------------------------------------
Baron Growth & Income Fund
--------------------------------------------------------------------------------

                                     Net Asset                       Value of Shares
                                       Value                        Owned, if Initial
     Date        Fund Net Assets     Per Share     Dividends     Investment was $10,000*
----------------------------------------------------------------------------------------
   01/03/95     $   741,000         $10.00                               $10,000
----------------------------------------------------------------------------------------
   03/31/95       3,425,507          11.78                                11,780
----------------------------------------------------------------------------------------
   06/30/95       7,231,619          13.18                                13,180
----------------------------------------------------------------------------------------
   09/30/95      28,632,467          14.77                                14,770
----------------------------------------------------------------------------------------
   12/31/95      41,043,705          15.11        $ 0.142                 15,254
----------------------------------------------------------------------------------------
   03/31/96      77,337,831          16.90                                17,061
----------------------------------------------------------------------------------------
   06/30/96     172,070,435          18.20                                18,373
----------------------------------------------------------------------------------------
   09/30/96     207,234,494          18.40                                18,575
----------------------------------------------------------------------------------------
   12/31/96     243,983,507          19.04         0.255                  19,483
----------------------------------------------------------------------------------------
   03/31/97     273,907,177          18.57                                19,002
----------------------------------------------------------------------------------------
   06/30/97     316,981,759          21.82                                22,328
----------------------------------------------------------------------------------------
   09/30/97     390,831,861          24.89                                25,469
----------------------------------------------------------------------------------------
   12/31/97     415,134,319          24.88         0.073                  25,535
----------------------------------------------------------------------------------------
   03/31/98     511,405,730          27.28                                27,998
----------------------------------------------------------------------------------------
   06/30/98     478,748,484          26.07                                26,757
----------------------------------------------------------------------------------------
   09/30/98     315,557,850          20.32                                20,855
----------------------------------------------------------------------------------------

* Assumes all dividends were reinvested and no shares were redeemed.

BARON GROWTH & INCOME FUND'S
AVERAGE ANNUAL RETURN

                        Period ended September 30, 1998

One year                             (18.1%)
-------------------------------------------
Two years                              6.0%
-------------------------------------------
Three years                           12.2%
-------------------------------------------
Since inception January 3, 1995       21.7%
-------------------------------------------

--------------------------------------------------------------------------------
                            B A R O N      F U N D S
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Baron Small Cap Fund
--------------------------------------------------------------------------------

                                     Net Asset                       Value of Shares
                                       Value                        Owned, if Initial
     Date        Fund Net Assets     Per Share     Dividends     Investment was $10,000*
----------------------------------------------------------------------------------------
   10/01/97     $112,604,624        $10.00                              $10,000
----------------------------------------------------------------------------------------
   12/31/97      285,270,924         10.31                                10,310
----------------------------------------------------------------------------------------
   03/31/98      449,240,304         11.84                                11,840
----------------------------------------------------------------------------------------
   06/30/98      571,568,792         11.97                                11,970
----------------------------------------------------------------------------------------
   09/30/98      403,727,998          8.61                                 8,610
----------------------------------------------------------------------------------------

* Assumes all dividends were reinvested and no shares were redeemed.

BARON SMALL CAP FUND'S
AVERAGE ANNUAL RETURN

                        Period ended September 30, 1998

Since inception October 1, 1997      (13.9%)
-------------------------------------------

The performance data represents past performance. Investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their cost. For more complete information about Baron Funds, including charges and expenses, call or write for a prospectus. Read it carefully before you invest or send money. This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of Baron Funds unless accompanied or preceded by the Funds' current prospectus.

--------------------------------------------------------------------------------
                         B A R O N  A S S E T  F U N D
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
September 30, 1998

Shares                                                         Value
-------------------------------------------------------------------------
Common Stocks (97.02%)
-------------------------------------------------------------------------
                Amusement and Recreation Services (11.48%)
   9,895,000    AMF Bowling, Inc.*#                         $ 87,199,688
     243,800    Intrawest Corp.                                3,733,187
   3,325,000    Mirage Resorts, Inc.*                         55,693,750
   3,530,000    Premier Parks, Inc.*                          61,775,000
   2,875,000    Sun Intl. Hotels, Ltd.*#                     109,070,312
   5,678,900    Vail Resorts, Inc. Class A*#                 113,223,069
   4,000,000    Vail Resorts, Inc. Class A*#@                 75,762,400
                                                            ------------
                                                             506,457,406
                Business Services (3.82%)
   1,015,300    ChoicePoint, Inc.*#                           48,861,313
     100,000    Commonwealth Telephone Ent., Inc.*             2,393,750
      20,000    Commonwealth Telephone Ent., Inc. Rts*            57,483
   2,335,000    Robert Half Intl., Inc.*                     100,842,812
     685,000    United Stationers, Inc.*                      16,354,375
                                                            ------------
                                                             168,509,733
                Chemical (1.00%)
   1,557,500    OM Group, Inc. #                              43,902,031
                Communications (7.30%)
   3,500,000    American Mobile Satellite Corp.*#             18,375,000
   5,120,000    American Tower Corp. Class A*                130,560,000
   1,272,500    Cellular Communications of P.R., Inc.*#       14,792,813
     855,000    Centennial Cellular Corp.*                    27,360,000
   1,272,500    CoreComm, Ltd.*#                              13,838,437
   2,724,500    NTL, Inc.*#                                  117,153,500
                                                            ------------
                                                             322,079,750
                Consumer Services (1.05%)
   2,770,000    Stewart Enterprises, Inc. Class A             46,397,500
                Education (6.17%)
   1,840,000    Caliber Learning Network, Inc.*#              11,155,000
   4,635,200    DeVry, Inc.*#                                108,637,500
     880,000    Education Management Corp.*#                  31,240,000
      85,500    EduTrek Intl., Inc.*                             598,500
   1,562,500    ITT Educational Services, Inc.*#              50,000,000
   3,145,000    Learning Tree Intl., Inc.*#                   40,295,313
   1,297,500    Sylvan Learning Systems, Inc.*                30,329,062
                                                            ------------
                                                             272,255,375
                Energy (2.55%)
   4,747,500    Cross Timbers Oil Co.#                        71,509,219
     990,000    Seacor Smit, Inc.*#                           41,085,000
                                                            ------------
                                                             112,594,219
                Financial (8.91%)
   8,745,000    Charles Schwab Corp.                         344,334,375
   1,605,000    DVI, Inc.*#                                   23,573,438
   1,750,000    Federated Investors, Inc.                     25,156,250
                                                            ------------
                                                             393,064,063
                Food and Agriculture (1.00%)
   1,000,001    Delta and Pine Land Co.                       44,000,044

                Government Services (0.68%)
   2,200,000    Corrections Corp. of America*                 29,837,500

Shares                                                         Value
-------------------------------------------------------------------------
                Health Services (7.89%)
     130,000    American Healthcorp., Inc.*                 $  1,048,125
     475,000    American HomePatient, Inc.*                      890,625
   2,408,200    Counsel Corp.*#                               11,137,925
  10,350,700    HCR Manor Care, Inc.*#                       303,404,894
     230,000    Patient Infosystems, Inc.*                       416,875
   1,900,000    Quorum Health Group, Inc.*                    30,875,000
                                                            ------------
                                                             347,773,444
                Hotels and Lodging (5.32%)
   2,191,150    Bristol Hotels & Resorts, Inc.*#               9,723,228
  13,021,300    Choice Hotels Intl., Inc.*#                  165,207,744
     680,000    Four Seasons Hotels, Inc.                     13,940,000
   1,060,000    Promus Hotel Corp.*                           29,216,250
   3,650,036    Sunburst Hospitality Corp.*#                  16,425,162
                                                            ------------
                                                             234,512,384
                Manufacturing (1.56%)
     131,000    Amphenol Corp.*                                4,568,625
   1,393,000    Flextronics Intl. Ltd.*#                      49,364,437
     915,000    Unova, Inc.*                                  15,040,313
                                                            ------------
                                                              68,973,375
                Media and Entertainment (9.42%)
     860,200    CD Radio, Inc.*                               16,343,800
   1,185,500    Century Communications Corp.*                 28,303,812
     544,762    Clear Channel Communications, Inc.*           25,876,195
     830,000    Cox Radio, Inc.*                              29,153,750
   3,270,000    Heftel Broadcasting Corp. Class A*#          123,442,500
   1,250,000    Metro Networks, Inc.*#                        45,781,250
   1,740,750    Outdoor Systems, Inc.*                        33,944,625
   2,932,002    Saga Communications, Inc. Class A*#           46,179,032
     738,600    United Intl. Hldgs., Inc.*                     7,155,188
     740,000    Univision Communications, Inc.*               22,015,000
   1,102,000    Young Broadcasting, Inc. Class A*             37,468,000
                                                            ------------
                                                             415,663,152
                Real Estate and REITs (8.00%)
     252,000    Alexander's, Inc.*#                           19,341,000
     774,000    Avatar Holdings, Inc.*#                       14,222,250
     165,000    Boston Properties, Inc.                        4,702,500
   1,990,000    CCA Prison Realty Trust #                     35,820,000
   2,988,175    FelCor Lodging Trust, Inc.                    72,650,005
     900,000    Iron Mountain, Inc.*                          27,000,000
     810,000    Kimco Realty Corp.                            30,780,000
     179,999    Post Properties, Inc.                          6,963,711
     240,000    Public Storage, Inc.                           6,435,000
   2,420,000    Spieker Properties, Inc.                      88,935,000
     205,000    Storage USA, Inc.                              6,970,000
     335,000    Sun Communities, Inc.                         11,243,437
     800,000    Taubman Centers, Inc.                         11,200,000
     500,000    Vornado Realty Trust                          16,562,500
                                                            ------------
                                                             352,825,403
                Retail Trade and Restaurants (15.17%)
   3,690,000    Dollar Tree Stores, Inc.*#                   115,543,125
   8,654,600    Polo Ralph Lauren Corp.*                     172,551,088
     280,000    Saks, Inc.*(formerly Proffitt's, Inc.)         6,282,500
   2,237,900    Smart and Final, Inc.#                        15,945,037
  18,030,000    Sotheby's Holdings, Inc. Class A#            323,413,125
   2,825,000    Stein Mart, Inc.*#                            22,600,000
     600,000    Williams-Sonoma, Inc.*                        12,787,500
                                                            ------------
                                                             669,122,375

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
                         B A R O N  A S S E T  F U N D
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
September 30, 1998

Shares                                                         Value
-------------------------------------------------------------------------
               Transportation (1.09%)
  2,100,000    Budget Group, Inc. Class A*                $   47,906,250
               Utility Services (0.38%)
    832,500    Southern Union Co.*                            16,650,000
               Wholesale Trade (2.47%)
  1,565,500    Industrie Natuzzi SPA ADR                      30,918,625
  2,650,000    Libbey, Inc.#                                  78,175,000
                                                          --------------
                                                             109,093,625
               Miscellaneous (1.76%)                          77,494,189
                                                          --------------
Total Common Stocks
 (Cost $4,257,925,532)                                     4,279,111,818
                                                          --------------

------------------------------------------------------------------------
Convertible Preferred Stock (0.41%)
------------------------------------------------------------------------
               Transportation
    400,000    Budget Group Capital Trust Conv. Pref +
                (Cost $20,000,000)                            18,200,000
                                                          --------------

Principal Amount                                               Value
-------------------------------------------------------------------------
Corporate Bonds (0.38%)
-------------------------------------------------------------------------
               Communications
$14,000,000    Intl. CableTel, Inc. 7.0% Conv. Sub.
                Notes due 06/15/2008
                (Cost $13,882,500)                        $   16,870,000
                                                          --------------
--------------------------------------------------------------------------------
Short Term Money Market Instruments (1.93%)
--------------------------------------------------------------------------------
 85,000,000    Associates Corp. of N.A. 5.73% due
               10/01/1998 (Cost $85,000,000)                  85,000,000
                                                          --------------
Total Investments (99.74%)
 (Cost $4,376,808,032**)                                   4,399,181,818
                                                          --------------
Cash and Other Assets
 Less Liabilities (0.26%)                                     11,324,630
                                                          --------------
Net Assets (Equivalent to $39.96 per share
  based on 110,366,720 shares of beneficial
  interest outstanding) (100.00%)                         $4,410,506,448
                                                          ==============
% Represents percentage of net assets
+ Rule 144A securities
@ Restricted securities (See Note 5)
# Issuers that may be deemed to be "affiliated"
* Non-income producing securities
**For Federal income tax purposes the cost basis is $4,379,180,910. Aggregate unrealized appreciation and depreciation of investments are $781,730,911 and $761,730,003, respectively.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
                B A R O N  G R O W T H  &  I N C O M E  F U N D
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
September 30, 1998

Shares                                                         Value
-------------------------------------------------------------------------
Common Stocks (98.52%)
-------------------------------------------------------------------------
               Amusement and Recreation Services (8.30%)
  1,200,000    AMF Bowling, Inc.*                         $ 10,575,000
    160,000    Mirage Resorts, Inc.*                         2,680,000
    217,000    Sun Intl. Hotels, Ltd.*                       8,232,438
    235,000    Vail Resorts, Inc. Class A*                   4,685,312
                                                          ------------
                                                            26,172,750
               Business Services (3.63%)
    265,000    Robert Half Intl., Inc.*                     11,444,688
               Chemical (1.25%)
    140,000    OM Group, Inc.                                3,946,250
               Communications (7.90%)
    497,000    American Mobile Satellite Corp.*              2,609,250
    458,120    American Tower Corp. Class A*                11,682,060
    247,568    NTL, Inc.*                                   10,645,424
                                                          ------------
                                                            24,936,734
               Education (3.48%)
    380,000    DeVry, Inc.*                                  8,906,250
     58,000    Education Management Corp.*                   2,059,000
                                                          ------------
                                                            10,965,250
               Energy (2.15%)
    450,500    Cross Timbers Oil Co.                         6,785,656
               Financial (11.62%)
    769,500    Charles Schwab Corp.                         30,299,063
    220,000    DVI, Inc.*                                    3,231,250
    200,000    Medallion Financial Corp.                     3,150,000
                                                          ------------
                                                            36,680,313
               Health Services (6.74%)
    725,000    HCR Manor Care, Inc.*                        21,251,563
               Hotels and Lodging (11.10%)
    218,800    Bristol Hotels & Resorts, Inc.*                 970,925
  2,400,000    Choice Hotels Intl., Inc.*                   30,450,000
    800,000    Sunburst Hospitality Corp.*                   3,600,000
                                                          ------------
                                                            35,020,925
               Manufacturing (1.57%)
    140,000    Flextronics Intl., Ltd.*                      4,961,250
               Media and Entertainment (7.96%)
    415,000    Heftel Broadcasting Corp. Class A   *        15,666,250
    110,000    Metro Networks, Inc.*                         4,028,750
    343,750    Saga Communications, Inc. Class A   *         5,414,062
                                                          ------------
                                                            25,109,062
               Real Estate and REITs (22.07%)
     20,000    Alexander's, Inc.*                            1,535,000
    200,000    Boston Properties, Inc.                       5,700,000
     90,000    CBL & Associates Properties, Inc.             2,317,500
    155,000    CCA Prison Realty Trust                       2,790,000
    290,000    FelCor Lodging Trust, Inc.                    7,050,625
    110,000    Healthcare Realty Trust, Inc.                 2,805,000
    170,000    Kimco Realty Corp.                            6,460,000
    139,999    Post Properties, Inc.                         5,416,211

Shares                                                         Value
-------------------------------------------------------------------------
               Real Estate and REITs (continued)
    170,000    Public Storage, Inc.                       $  4,558,125
    280,000    Spieker Properties, Inc.                     10,290,000
    160,000    Storage USA, Inc.                             5,440,000
    190,000    Sun Communities, Inc.                         6,376,875
    400,000    Taubman Centers, Inc.                         5,600,000
    100,000    Vornado Realty Trust                          3,312,500
                                                          ------------
                                                            69,651,836
               Retail Trade and Restaurants (7.31%)
    330,000    Dollar Tree Stores, Inc.*                    10,333,125
    220,000    Polo Ralph Lauren Corp.*                      4,386,250
    400,000    Smart and Final, Inc.                         2,850,000
    240,000    Sotheby's Holdings, Inc. Class A              4,305,000
    150,000    Stein Mart, Inc.*                             1,200,000
                                                          ------------
                                                            23,074,375
               Utility Services (2.85%)
    449,995    Southern Union Co.*                           8,999,900
               Wholesale Trade (0.59%)
     35,000    Industrie Natuzzi SPA ADR                       691,250
     40,000    Libbey, Inc.                                  1,180,000
                                                          ------------
                                                             1,871,250
                                                          ------------
Total Common Stocks
  (Cost $272,217,418)
                                                           310,871,802
                                                          ------------

Principal Amount                                               Value
-------------------------------------------------------------------------
Corporate Bonds (1.25%)
-------------------------------------------------------------------------
               Communications (0.76%)
 $2,000,000    Intl. CableTel, Inc. 7.00% Conv. Sub.
               Notes due 6/15/2008                           2,410,000
               Energy (0.49%)
  1,700,000    Seacor Holdings, Inc. 5.375%
               Conv. Sub. Notes due 11/15/2006+              1,542,750
                                                          ------------
Total Corporate Bonds
  (Cost $3,651,250)                                          3,952,750
                                                          ------------
Total Investments (99.77%)
  (Cost $275,868,668**)                                    314,824,552
                                                          ------------
Cash and Other Assets
   Less Liabilities (0.23%)                                    733,298
                                                          ------------
Net Assets (Equivalent to $20.32 per
  share based on 15,527,447 shares of
  beneficial interest outstanding)(100.00%)              $ 315,557,850
                                                         =============
%  Represents percentage of net assets
+  Rule 144A securities
*  Non-income producing securities
** For Federal income tax purposes the cost basis is $275,205,732. Aggregate unrealized appreciation and depreciation of investments are $76,154,897 and $36,536,077, respectively.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
                    B A R O N   S M A L L   C A P   F U N D
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

September 30, 1998
                        Shares                                Value
-------------------------------------------------------------------------
Common Stocks (97.62%)
-------------------------------------------------------------------------
               Amusement and Recreation Services (11.77%)
    440,000    AMF Bowling, Inc. *                        $  3,877,500
    400,000    Intrawest Corp.                               6,125,000
  1,000,000    Loews Cineplex Entertainment Corp.*           8,687,500
  1,000,000    Premier Parks, Inc.*                         17,500,000
    150,000    Sun Intl. Hotels, Ltd.*                       5,690,625
    900,000    The Sports Club Co.*                          5,625,000
                                                          ------------
                                                            47,505,625
               Business Services (10.26%)
    675,000    Caribiner Intl., Inc.*                        5,737,500
    225,000    ChoicePoint, Inc.*                           10,828,125
    318,800    Dispatch Management Services Corp.*           4,263,950
    800,000    Strategic Distribution, Inc.*                 2,550,000
    600,000    United Stationers, Inc.*                     14,325,000
    460,000    U.S. Office Products Co.*                     3,737,500
                                                          ------------
                                                            41,442,075
               Communications (14.23%)
    600,000    American Tower Corp.*                        15,300,000
    590,000    Centennial Cellular Corp.*                   18,880,000
    300,000    Commonwealth Telephone Ent., Inc.*            7,181,250
     70,000    Commonwealth Telephone Ent., Inc. Rts*          201,241
    382,000    Commnet Cellular, Inc.*                       4,202,000
    108,600    CoreComm, Ltd.*                               1,181,025
    550,000    Paging Network, Inc.*                         3,317,160
    600,000    Rural Cellular Corp. Class A*                 7,200,000
                                                          ------------
                                                            57,462,676
               Consumer Products (0.62%)
    400,000    Equity Marketing, Inc.*#                      2,500,000
               Education (3.27%)
    300,000    Caliber Learning Network, Inc.*               1,818,750
    520,000    Career Education Corp.*#                     11,375,000
                                                          ------------
                                                            13,193,750
               Environmental (2.93%)
  1,750,000    International Technology Corp.*#             11,812,500
               Health Services (3.70%)
    900,000    Counsel Corp.*                                4,162,500
    500,000    Mariner Post-Acute Network, Inc.*             2,562,500
    200,000    Province Healthcare Co.*                      6,812,500
    690,000    U.S. Diagnostic, Inc.*                        1,423,125
                                                          ------------
                                                            14,960,625
               Hotels and Lodging (5.36%)
    118,400    Bristol Hotels & Resorts, Inc.*                 525,400
    675,000    Four Seasons Hotels, Inc.                    13,837,500
    825,000    ResortQuest Intl., Inc.*#                     7,270,313
                                                          ------------
                                                            21,633,213
               Manufacturing (5.83%)
    150,000    Amphenol Corp.*                               5,231,250
    750,000    AVTEAM, Inc.* #                               4,312,500
    200,000    Commscope, Inc.*                              2,312,500
    710,000    Unova, Inc.*                                 11,670,625
                                                          ------------
                                                            23,526,875

Shares                                                       Value
-------------------------------------------------------------------------
               Media and Entertainment (18.79%)
    775,000    Century Communications Corp.*              $ 18,503,125
    314,900    Clear Channel Communications, Inc.*          14,957,750
    390,000    Metro Networks, Inc.*                        14,283,750
    385,000    SFX Entertainment, Inc.*                     11,983,125
  1,000,000    United Intl. Hldgs., Inc.*                    9,687,500
    190,000    Young Broadcasting, Inc. Class A*             6,460,000
                                                          ------------
                                                            75,875,250
               Real Estate and REITs (9.32%)
    100,000    CCA Prison Realty Trust                       1,800,000
    150,500    Crescent Operating, Inc.*                     1,053,500
    842,500    Iron Mountain, Inc.*                         25,275,000
    250,000    Kimco Realty Corp.                            9,500,000
                                                          ------------
                                                            37,628,500
               Retail Trade and Restaurants (8.07%)
    560,000    Kenneth Cole Productions, Inc. *             10,045,000
    350,000    Morton's Restaurant Group, Inc.*#             7,525,000
    315,000    United Rentals, Inc.*                         7,540,312
    350,000    Williams-Sonoma, Inc.*                        7,459,375
                                                          ------------
                                                            32,569,687
               Transportation (1.36%)
    240,000    Budget Group, Inc.*                           5,475,000
               Utility Services (2.11%)
    880,000    El Paso Electric Co.*                         8,525,000
                                                          ------------
Total Common Stocks
 (Cost $469,286,266)                                       394,110,776
                                                          ------------


Principal Amount
--------------------------------------------------------------------------------
Corporate Bonds (0.54%)
--------------------------------------------------------------------------------
              Health Services
$3,250,000    U.S. Diagnostic, Inc. 9.00%
               Conv. Sub. Deb. due 03/31/2003
               (Cost $2,520,000)                             2,177,500
                                                           -----------
--------------------------------------------------------------------------------
Short Term Money Market Instruments (1.69%)
--------------------------------------------------------------------------------
 6,828,000    Associates Corporation of N.A., 5.73%
               due 10/01/1998 (Cost $6,828,000)              6,828,000
                                                           -----------
--------------------------------------------------------------------------------
Total Investments (99.85%)
 (Cost $478,634,266**)                                     403,116,276
                                                           -----------
Cash and Other Assets
  Less Liabilities (0.15%)                                     611,722
                                                           -----------
Net Assets (Equivalent to $8.61 per
   share based on 46,886,613 shares of
   beneficial interest outstanding) (100%)                $403,727,998
                                                          ============

  %    Represents percentage of net assets
  #    Issuers that may be deemed to be "affiliated"
  *    Non-income producing securities
 ** For Federal income tax purposes the cost basis is $479,583,347. Aggregate unrealized appreciation and depreciation of investments are $40,476,602 and $116,943,673, respectively.


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
                             B A R O N   F U N D S
--------------------------------------------------------------------------------

STATEMENTS OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
SEPTEMBER 30, 1998



                                                            Baron Asset       Baron Growth &     Baron Small Cap
                                                                Fund            Income Fund           Fund
                                                         -----------------   ----------------   ----------------
Assets:
 Investments in securities, at value
  Unaffiliated issuers (Cost $1,840,381,430,
    $275,868,668, and $413,482,492, respectively)         $1,971,563,326       $314,824,552      $ 358,320,963
  "Affiliated issuers" (Cost $2,536,426,602, $0, and
    $65,151,774, respectively)                             2,427,618,492                  0         44,795,313
 Cash                                                          5,233,881                  0                399
 Due from brokers                                              8,847,511          1,936,351                  0
 Dividends and interest receivable                             3,991,494            856,795            169,890
 Receivable for securities sold                               14,194,172          7,634,259          1,921,430
 Receivable for shares sold                                    3,254,755            148,510            305,884
 Unamortized organization costs (Note 1)                               0              8,218             22,780
 Prepaid expenses                                                 22,005                  0                  0
                                                          --------------       ------------      -------------
                                                           4,434,725,636        325,408,685        405,536,659
                                                          --------------       ------------      -------------
Liabilities:
 Payable for securities purchased                             23,179,523          1,347,751          1,510,180
 Payable for shares redeemed                                     127,403              2,481                199
 Due to custodian bank                                                 0          8,258,879                  0
 Accrued organization costs (Note 1)                                   0              8,218             22,780
 Accrued expenses and other payables (Note 3)                    912,262            233,506            275,502
                                                          --------------       ------------      -------------
                                                              24,219,188          9,850,835          1,808,661
                                                          --------------       ------------      -------------
Net Assets                                                $4,410,506,448       $315,557,850      $ 403,727,998
                                                          ==============       ============      =============
Net Assets consist of:
 Par value                                                $    1,103,667       $    155,274      $     468,866
 Paid-in capital in excess of par value                    4,483,300,691        281,864,615        505,669,599
 Undistributed net investment income                           4,637,960            472,714                  0
 Accumulated net realized loss                              (100,909,656)        (5,890,637)       (26,892,477)
 Net unrealized appreciation (depreciation) on
  investments                                                 22,373,786         38,955,884        (75,517,990)
                                                          --------------       ------------      -------------
Net Assets                                                $4,410,506,448       $315,557,850      $ 403,727,998
                                                          ==============       ============      =============
Shares of Beneficial Interest Outstanding
($.01 par value; indefinite shares authorized)               110,366,720         15,527,447         46,886,613
                                                          ==============       ============      =============
Net Asset Value Per Share                                 $        39.96       $      20.32      $        8.61
                                                          ==============       ============      =============

                      See Notes to Financial Statements.

--------------------------------------------------------------------------------
                             B A R O N   F U N D S
--------------------------------------------------------------------------------

STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------
FOR THE YEAR ENDED SEPTEMBER 30, 1998



                                                                Baron Asset       Baron Growth &      Baron Small Cap
                                                                   Fund             Income Fund            Fund*
                                                            ------------------   ----------------   ------------------
Investment income:
 Income:
  Interest                                                     $  11,260,530       $    591,891        $   1,395,050
  Dividends -- unaffiliated issuers                               27,252,318          6,407,337            1,729,757
  Dividends -- "affiliated" issuers                               10,153,216                  0                    0
  Other income (Note 7)                                           16,256,892             47,659            1,687,592
                                                               -------------       ------------        -------------
  Total income                                                    64,922,956          7,046,887            4,812,399
                                                               -------------       ------------        -------------
 Expenses:
  Investment advisory fees (Note 3)                               45,074,474          4,310,057            4,041,420
  Distribution fees (Note 3)                                      11,268,627          1,077,515            1,010,356
  Shareholder servicing agent fees                                 1,178,750            264,855              197,130
  Reports to shareholders                                          1,001,600            116,225               99,450
  Registration and filing fees                                       790,578             34,998              174,046
  Custodian fees                                                     205,210             48,145               58,330
  Trustee fees                                                        89,880              8,732                7,708
  Professional fees                                                   81,455             38,773               38,449
  Amortization of organization costs (Note 1)                              0              6,567                5,695
  Miscellaneous                                                       49,959              9,011                6,331
                                                               -------------       ------------        -------------
  Total operating expenses                                        59,740,533          5,914,878            5,638,915
  Interest expense                                                         0            232,119                    0
                                                               -------------       ------------        -------------
  Total expenses (Note 5)                                         59,740,533          6,146,997            5,638,915
                                                               -------------       ------------        -------------
  Net investment income (loss)                                     5,182,423            899,890             (826,516)
                                                               -------------       ------------        -------------
Realized and unrealized gain (loss) on investments:
 Net realized gain (loss) on investments sold in
  unaffiliated issuers                                           (16,202,157)        (6,952,711)         (26,895,646)
 Net realized loss on investments sold in "affiliated"
  issuers                                                        (60,250,086)                 0                    0
 Change in net unrealized appreciation (depreciation) of
  investments                                                   (848,684,103)       (73,445,498)         (75,517,990)
                                                               -------------       ------------        -------------
  Net loss on investments                                       (925,136,346)       (80,398,209)        (102,413,636)
                                                               -------------       ------------        -------------
  Net decrease in net assets resulting from operations        ($ 919,953,923)     ($ 79,498,319)      ($ 103,240,152)
                                                               =============       ============        =============


* For the period October 1, 1997 (commencement of operations) to
  September 30, 1998.




                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
                             B A R O N   F U N D S
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------


                                                      Baron Asset Fund
                                           ---------------------------------------
                                                 For The              For The
                                                Year Ended          Year Ended
                                              September 30,        September 30,
                                                   1998                1997
                                           -------------------  ------------------
INCREASE (DECREASE) IN NET
 ASSETS:
Operations:
 Net investment income (loss)               $       5,182,423     ($   9,740,291)
 Net realized gain (loss) on investments
  sold                                            (76,452,243)       (25,537,003)
 Net change in unrealized appreciation
  (depreciation) on investments                  (848,684,103)       699,696,611
                                            -----------------     --------------
  Increase (decrease) in net assets
    resulting from operations                    (919,953,923)       664,419,317
                                            -----------------     --------------
Dividends to shareholders from:
 Net investment income                                      0                  0
 Net realized gain on investments                           0         (1,419,734)
                                            -----------------     --------------
                                                            0         (1,419,734)
                                            -----------------     --------------
Capital share transactions:
 Proceeds from the sale of shares               3,405,277,873      1,901,291,106
 Net asset value of shares issued in
  reinvestment of dividends                                 0          1,352,665
 Cost of shares redeemed                       (1,299,315,896)      (507,202,614)
                                            -----------------     --------------
 Increase in net assets derived from
  capital share transactions                    2,105,961,977      1,395,441,157
                                            -----------------     --------------
  Net increase (decrease) in net assets         1,186,008,054      2,058,440,740
Net assets:
 Beginning of year                              3,224,498,394      1,166,057,654
                                            -----------------     --------------
 End of year                                $   4,410,506,448     $3,224,498,394
                                            =================     ==============
Undistributed net investment income
 at end of year                             $       4,637,960     $            0
                                            =================     ==============
Shares of Beneficial Interest:
 Shares sold                                       69,710,623         48,411,239
 Shares issued in reinvestment
  dividends                                                 0             37,932
 Shares redeemed                                  (27,334,849)       (13,300,780)
                                            -----------------     --------------
 Net increase (decrease)                           42,375,774         35,148,391
                                            =================     ==============


                               [RESTUBBED TABLE]

                                                                                    Baron Small
                                                Baron Growth & Income Fund            Cap Fund
                                           ------------------------------------  -----------------
                                                For The            For The            For The
                                               Year Ended         Year Ended         Year Ended
                                             September 30,      September 30,      September 30,
                                                  1998               1997              1998*
                                           -----------------  -----------------  -----------------
INCREASE (DECREASE) IN NET
 ASSETS:
Operations:
 Net investment income (loss)               $       899,890    $     1,046,525    ($      826,516)
 Net realized gain (loss) on investments
  sold                                           (6,952,711)           790,402        (26,895,646)
 Net change in unrealized appreciation
  (depreciation) on investments                 (73,445,498)        93,851,250        (75,517,990)
                                            ---------------    ---------------     --------------
  Increase (decrease) in net assets
    resulting from operations                   (79,498,319)        95,688,177       (103,240,152)
                                            ---------------    ---------------     --------------
Dividends to shareholders from:
 Net investment income                             (282,139)        (1,142,621)                 0
 Net realized gain on investments                  (929,398)        (2,059,229)                 0
                                            ---------------    ---------------     --------------
                                                 (1,211,537)        (3,201,850)                 0
                                            ---------------    ---------------     --------------
Capital share transactions:
 Proceeds from the sale of shares               236,230,743        200,457,503        692,941,797
 Net asset value of shares issued in
  reinvestment of dividends                       1,161,950          3,077,823                  0
 Cost of shares redeemed                       (231,956,848)      (112,424,286)      (185,973,647)
                                            ---------------    ---------------     --------------
 Increase in net assets derived from
  capital share transactions                      5,435,845         91,111,040        506,968,150
                                            ---------------    ---------------     --------------
  Net increase (decrease) in net assets         (75,274,011)       183,597,367        403,727,998
Net assets:
 Beginning of year                              390,831,861        207,234,494                  0
                                            ---------------    ---------------     --------------
 End of year                                $   315,557,850    $   390,831,861     $  403,727,998
                                            ===============    ===============     ==============
Undistributed net investment income
 at end of year                             $       472,714    $       285,821     $            0
                                            ===============    ===============     ==============
Shares of Beneficial Interest:
 Shares sold                                      9,436,383          9,989,857         65,055,206
 Shares issued in reinvestment
  dividends                                          47,958            164,326                  0
 Shares redeemed                                 (9,658,984)        (5,713,945)       (18,168,593)
                                            ---------------    ---------------     --------------
 Net increase (decrease)                           (174,643)         4,440,238         46,886,613
                                            ===============    ===============     ==============


* For the period October 1, 1997 (commencement of operations) to
  September 30, 1998.



                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
                             B A R O N   F U N D S
--------------------------------------------------------------------------------


Notes to Financial Statements

--------------------------------------------------------------------------------
(1) Significant Accounting Policies

Baron Asset Fund (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified, open-end management investment company established as a Massachusetts business trust on February 19, 1987. The Trust currently offers three series (individually a "Fund" and collectively the "Funds"): Baron Asset Fund, started in June of 1987, Baron Growth & Income Fund, started in January of 1995, and Baron Small Cap Fund, started in October of 1997. The following is a summary of significant accounting policies followed by the Funds. The policies are in conformity with generally accepted accounting principles.

(a) Security Valuation. Portfolio securities traded on any national stock exchange or quoted on the NASDAQ National Market System are valued on the basis of the last sale price on the date of valuation or, in the absence of any sale on that date, the last sale price on the date the security last traded. Other securities are valued at the mean of the most recent bid and asked prices if market quotations are readily available. Where market quotations are not readily available the securities are valued at their fair value as determined in good faith by the Board of Trustees, or by the Adviser, pursuant to procedures established by the Trustees. Money market instruments held by the Funds with a remaining maturity of sixty days or less are valued at amortized cost, which approximates value.

(b) Securities Transactions, Investment Income and Expense Allocation. Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on an identified cost basis for financial reporting and federal income tax purposes. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Common expenses of the Funds are allocated on a basis deemed fair and equitable by the Trustees, usually on the basis of average net assets. Direct expenses are charged to each Fund on a specific identification basis.

(c) Federal Income Taxes. Each Fund of the Trust is treated as a separate entity for federal income tax purposes. It is the policy of each Fund to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income, including net realized capital gains, if any, to its shareholders. No federal income tax provision is therefore required.

(d) Options. Options purchased are recorded as investments; options written
(sold) are recorded as liabilities. When an option expires, the premium is realized as a gain if the option was written or as a loss if the option was purchased. When the exercise of an option results in a cash settlement, the difference between the premium and the settlement proceeds is realized as a gain or loss. When securities are acquired or delivered upon exercise of an option, the acquisition cost or sale proceeds are adjusted by the amount of the premium. When an option is closed, the difference between the premium and the cost to close the position is realized as a gain or loss.

(e) Restricted Securities. The Funds invest in securities which are restricted as to public sale in accordance with the Securities Act of 1933. Such assets are valued at fair value as determined in good faith by the Board of Trustees.

(f) Organization Costs. Costs incurred in connection with the organization and initial registration of Baron Growth & Income Fund and Baron Small Cap Fund have been deferred and are being amortized on a straight-line basis over a five-year period. Baron Capital, Inc. ("BCI"), a wholly owned subsidiary of Baron Capital Group, Inc. ("BCG"), agreed to make advances for organization expenses incurred and will be reimbursed as the costs are amortized.

(g) Distributions. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for net operating losses and distributions received from REIT's. For the year ended September 30, 1998, the following amounts were reclassified for federal income tax purposes:

                                    Undistributed            Undistributed
                                Net Investment Income     Realized Gain/Loss     Paid-In-Capital
                               -----------------------   --------------------   ----------------
Baron Asset Fund                     $ (544,463)               $440,913            $  103,550
Baron Growth & Income Fund             (430,858)                430,858                    --
Baron Small Cap Fund                    826,516                   3,169              (829,685)

(h) Use of Estimates. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of financial statements, and the amounts of income and expenses during the period. Actual results could differ from those estimates.

--------------------------------------------------------------------------------
                             B A R O N   F U N D S
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
(2) Purchases and Sales of Securities
Purchases and sales of securities, other than short term securities, for the year ended September 30, 1998 were as follows:

Fund                               Purchases            Sales
----------------------------   -----------------   ---------------
Baron Asset Fund                $3,196,059,591      $999,128,003
Baron Growth & Income Fund         177,679,342       171,211,697
Baron Small Cap Fund               724,547,007       219,735,797

Transactions in written options for Baron Small Cap Fund during the year ended September 30, 1998 were as follows:


                                               Number of Contracts       Premiums
                                              ---------------------   -------------
Options outstanding at October 1, 1997                     0           $        0
Options written                                        3,300              432,465
Options expired                                       (3,300)            (432,465)
                                                      ------           ----------
Options outstanding at September 30, 1998                  0           $        0
                                                      ======           ==========


--------------------------------------------------------------------------------
(3) Investment Advisory Fees and Other Transactions with Affiliates
(a) Investment Advisory Fees. BAMCO, Inc. (the "Adviser"), a wholly owned subsidiary of BCG, serves as investment adviser to the Funds. As compensation for services rendered, the Adviser receives a fee payable monthly from the assets of the Funds equal to 1% per annum of each Fund's average daily net asset value.
(b) Distribution Fees. BCI is a registered broker dealer and the distributor of the shares of the Funds pursuant to a distribution plan under Rule 12b-1 of the 1940 Act. The distribution plan authorizes the Funds to pay BCI a distribution fee equal on an annual basis to 0.25% of the Funds' average daily net assets. Brokerage transactions for the Funds may be effected by or through BCI. During the year ended September 30, 1998, BCI earned brokerage commissions as follows:
Baron Asset Fund, $4,104,319; Baron Growth & Income Fund, $285,847; and Baron Small Cap Fund, $1,045,598.
(c) Trustee Fees. Certain Trustees of the Trust may be deemed to be affiliated with or interested persons (as defined by the 1940 Act)
of the Funds' Adviser or of BCI. None of the Trustees so affiliated received compensation for his or her services as a Trustee of the Trust. None of the Funds' officers received compensation from the Funds.
--------------------------------------------------------------------------------
(4) Post October Losses and Capital Loss Carryforward
Under current tax law, capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. These deferrals can be used to offset future capital gains at September 30, 1999. The Funds also had capital loss carryforwards at September 30, 1998, which can be used to offset future capital gains.

                                     Post          Capital Loss     Capital Loss
                                   10/31/97         Carryovers       Carryovers
                                Loss Deferral     Expiring 2005     Expiring 2006
                               ---------------   ---------------   --------------
Baron Asset Fund                 $74,914,959         $686,772       $22,935,119
Baron Growth & Income Fund         6,290,645               --           262,931
Baron Small Cap Fund              25,943,396               --                --

--------------------------------------------------------------------------------
(5) Borrowings During the year ended September 30, 1998, Baron Growth & Income Fund borrowed its custodian bank. At September 30, 1998, the loan outstanding was $8,258,879. The average daily balance of loans outstanding was $3,577,758 at a weighted average interest rate of 6.46%.
--------------------------------------------------------------------------------
(6) Restricted Securities
A summary of the restricted securities held at September 30, 1998 follows:
BARON ASSET FUND

                                       Acquisition
Name of Issuer                             Date            Value
-----------------------------------   -------------   --------------
Common Stock (1.72% of Net Assets)
 Vail Resorts, Inc. Class A             05/14/98       $75,762,400
 (Cost $112,000,000)


--------------------------------------------------------------------------------
(7) Financial Instruments with Off Balance Sheet Risk
The Funds may maintain positions in derivative financial instruments consisting of equity options and equity swap contracts. These transactions are subject to credit risks in addition to the various risks related to the underlying equity security. Other income is principally ordinary income from equity swap transactions. The following table indicates the fair value of derivative financial instruments held or issued at September 30, 1998, and the average fair value of the instruments, calculated on a monthly basis, during the year ended September 30, 1998:

                             FAIR VALUE AT              AVERAGE
                             SEPT 30, 1998             FAIR VALUE
                            ---------------   ----------------------------
                                                  Assets       Liabilities
  BARON ASSET FUND
  Equity Swap Contracts            $0          $4,885,661      $1,003,127
  BARON GROWTH & INCOME FUND
  Equity Swap Contracts             0             224,981         368,174
  BARON SMALL CAP FUND
  Purchased Options                 0           1,149,356               0
  Written Options                   0                   0          72,755
  Equity Swap Contracts             0             511,248           2,163

--------------------------------------------------------------------------------
                             B A R O N   F U N D S
--------------------------------------------------------------------------------

(8) Investment in "Affiliates"*

BARON ASSET FUND



                                          Balance of          Gross        Gross Sales
                                        Shares Held on      Purchases          and
            Name of Issuer              Sept. 30, 1997    and Additions     Reductions
-------------------------------------  ----------------  ---------------  -------------
Alexander's, Inc.                            200,000            52,000
AMF Bowling, Inc.                                  0         9,916,000         21,000
American Mobile Satellite Corp.            3,500,000
Apple Orthodontix, Inc.                       20,000           800,000        820,000
Avatar Holdings, Inc.                        732,800            41,200
Bristol Hotels & Resorts Co.               3,395,000           977,300      2,181,150
Caliber Learning Network, Inc.                     0         1,840,000
CCA Prison Realty Trust                    2,455,000            45,000        510,000
Cellular Comm. of P.R., Inc.               1,275,000                            2,500
Chartwell Leisure, Inc.                      783,000                          783,000
Choice Hotels Intl., Inc.                 10,421,400         2,599,900
ChoicePoint, Inc.                            215,000           802,000          1,700
CoreComm, Ltd.                                     0         1,272,500
Counsel Corp.                                140,000         2,304,500         36,300
Cross Timbers Oil Co.                      2,630,000         2,117,500
DeVry, Inc.                                1,230,000         3,405,200
Dollar Tree Stores, Inc.                   2,060,000         1,630,000
DVI, Inc.                                  1,458,200           146,800
Education Management Corp.                   637,500           242,500
Flextronics Intl. Ltd.                     1,370,000            33,000         10,000
HCR Manor Care, Inc.                       5,760,000        14,383,600      9,792,900
Heftel Broadcasting Corp. Class A          1,635,000         1,635,000
ITT Educational Services, Inc.                14,000         1,666,100        117,600
Learning Tree Intl., Inc.                  1,641,700         4,458,300      2,955,000
Libbey, Inc.                                 780,000         1,870,000
Metro Networks, Inc.                       1,230,000            20,000
NTL, Inc.                                  1,338,500         1,386,000
OM Group, Inc.                             1,100,000           457,500
Pediatric Services of America, Inc.          942,500           150,000      1,092,500
Saga Communications, Inc. Class A          2,318,650           613,352
Seacor Smit, Inc.                            490,000           500,000
Smart and Final, Inc.                      2,185,000            52,900
Sotheby's Holdings, Inc. Class A             160,000        17,870,000
Stein Mart, Inc.                             875,000         1,950,000
Summit Care Corp.                            350,600                          350,600
Sun Intl. Hotels, Ltd.                     1,890,000           985,000
Sunburst Hospitality Corp.                         0         3,650,036
The Sports Club Co.+                               0         1,955,000
Vail Resorts, Inc. Class A                 3,950,000         5,728,900
Youth Services Intl., Inc.                   675,000            88,500        763,500

                               [RESTUBBED TABLE]

                                          Balance of                                  Dividend              Realized
                                        Shares Held on          Value                  Income               Capital
            Name of Issuer              Sept. 30, 1998      Sept. 30, 1998     Oct. 1-Sept. 30, 1998     Gains/(Losses)
-------------------------------------  ----------------  -------------------  -----------------------  -----------------
Alexander's, Inc.                            252,000        $  19,341,000
AMF Bowling, Inc.                          9,895,000           87,199,688                                ($     26,378)
American Mobile Satellite Corp.            3,500,000           18,375,000
Apple Orthodontix, Inc.                            0                    0**                                 (3,887,932)
Avatar Holdings, Inc.                        774,000           14,222,250
Bristol Hotels & Resorts Co.               2,191,150            9,723,228
Caliber Learning Network, Inc.             1,840,000           11,155,000
CCA Prison Realty Trust                    1,990,000           35,820,000           $ 3,940,725               (138,906)
Cellular Comm. of P.R., Inc.               1,272,500           14,792,813                                      (37,813)
Chartwell Leisure, Inc.                            0                    0**                                  2,020,284
Choice Hotels Intl., Inc.                 13,021,300          165,207,744
ChoicePoint, Inc.                          1,015,300           48,861,313                                      (17,122)
CoreComm, Ltd.                             1,272,500           13,838,437
Counsel Corp.                              2,408,200           11,137,925                                     (364,818)
Cross Timbers Oil Co.                      4,747,500           71,509,219               682,825
DeVry, Inc.                                4,635,200          108,637,500
Dollar Tree Stores, Inc.                   3,690,000          115,543,125
DVI, Inc.                                  1,605,000           23,573,438
Education Management Corp.                   880,000           31,240,000
Flextronics Intl. Ltd.                     1,393,000           49,364,437                                       23,522
HCR Manor Care, Inc.                      10,350,700          303,404,894               798,129             (9,745,674)
Heftel Broadcasting Corp. Class A          3,270,000          123,442,500
ITT Educational Services, Inc.             1,562,500           50,000,000                                      233,097
Learning Tree Intl., Inc.                  3,145,000           40,295,313                                  (26,627,614)
Libbey, Inc.                               2,650,000           78,175,000               442,913
Metro Networks, Inc.                       1,250,000           45,781,250
NTL, Inc.                                  2,724,500          117,153,500
OM Group, Inc.                             1,557,500           43,902,031               440,494
Pediatric Services of America, Inc.                0                    0**                                (17,111,812)
Saga Communications, Inc. Class A          2,932,002           46,179,032
Seacor Smit, Inc.                            990,000           41,085,000
Smart and Final, Inc.                      2,237,900           15,945,037               556,830
Sotheby's Holdings, Inc. Class A          18,030,000          323,413,125             3,291,300
Stein Mart, Inc.                           2,825,000           22,600,000
Summit Care Corp.                                  0                    0**                                   (459,653)
Sun Intl. Hotels, Ltd.                     2,875,000          109,070,312
Sunburst Hospitality Corp.                 3,650,036           16,425,162
The Sports Club Co.+                       1,955,000           12,218,750
Vail Resorts, Inc. Class A                 9,678,900          188,985,469
Youth Services Intl., Inc.                         0                    0**                                 (4,109,267)
                                                            -------------           -----------           ------------
                                                            $2,427,618,492          $10,153,216          ($ 60,250,086)
                                                            ==============          ===========           ============

 *"Affiliated" issuers, as defined in the Investment Company Act of 1940, are issuers in which Baron Asset Fund held 5% or more of the outstanding voting securities as of September 30, 1998.
** As of September 30, 1998, no longer an affiliate.
+  Included in miscellaneous holdings.

--------------------------------------------------------------------------------
                             B A R O N   F U N D S
--------------------------------------------------------------------------------
(8) Investment in "Affiliates"* (Continued)

BARON SMALL CAP FUND

                                     Balance of          Gross        Gross Sales
                                   Shares Held on      Purchases          and
         Name of Issuer            Sept. 30, 1997    and Additions     Reductions
--------------------------------  ----------------  ---------------  -------------
AVTEAM, Inc.                      0                      750,000
Career Education Corp.            0                      520,000
Equity Marketing, Inc.            0                      400,000
International Technology Corp.    0                    1,750,000
Mortons Restaurant Group, Inc.    0                      350,000
ResortQuest Intl., Inc.           0                      825,000



                                     Balance of                               Dividend             Realized
                                   Shares Held on         Value                Income              Capital
         Name of Issuer            Sept. 30, 1998    Sept. 30, 1998    Oct. 1-Sept. 30, 1998    Gains/(Losses)
--------------------------------  ----------------  ----------------  -----------------------  ---------------
AVTEAM, Inc.                            750,000        $ 4,312,500
Career Education Corp.                  520,000         11,375,000
Equity Marketing, Inc.                  400,000          2,500,000
International Technology Corp.        1,750,000         11,812,500
Mortons Restaurant Group, Inc.          350,000          7,525,000
ResortQuest Intl., Inc.                 825,000          7,270,313
                                                       -------------------------------------------------------
                                                       $44,795,313    0                        0
                                                       =======================================================

*Affiliated issuers, as defined in the Investment Company Act of 1940, are issuers in which Baron Small Cap Fund held 5% or more of the outstanding voting securities as of September 30, 1998.

--------------------------------------------------------------------------------
(9) Financial Highlights


BARON ASSET FUND
Selected data for a share of beneficial interest outstanding throughout each period:
--------------------------------------------------------------------------------

                                                                   Year Ended September 30,
                                                     1998            1997             1996            1995          1994
                                                -------------  ---------------  ---------------  -------------  -----------
Net asset value, beginning of year               $    47.43      $     35.50      $     29.30      $   22.82     $  21.91
                                                 ----------      -----------      -----------      ---------     --------
Income from investment operations
Net investment income (loss)                           0.05            (0.14)           (0.06)         (0.09)       (0.14)
Net realized and unrealized gains (losses) on
 investments                                          (7.52)           12.11             6.29           7.23         1.82
                                                 ----------      -----------      -----------      ---------     --------
  Total from investment operations                    (7.47)           11.97             6.23           7.14         1.68
                                                 ----------      -----------      -----------      ---------     --------
Less distributions
Dividends from net investment income                   0.00             0.00             0.00           0.00         0.00
Distributions from net realized gains                  0.00            (0.04)           (0.03)         (0.66)       (0.77)
                                                 ----------      -----------      -----------      ---------     --------
  Total Distributions                                  0.00            (0.04)           (0.03)         (0.66)       (0.77)
                                                 ----------      -----------      -----------      ---------     --------
Net asset value, end of year                     $    39.96      $     47.43      $     35.50      $   29.30     $  22.82
                                                 ==========      ===========      ===========      =========     ========
  Total Return                                        (15.7%)           33.8%            21.3%          32.3%         8.0%
                                                 ----------      -----------      -----------      ---------     --------
Ratios/Supplemental Data
Net assets (in millions), end of year            $  4,410.5      $   3,224.5      $   1,166.1      $   290.0     $   80.3
Ratio of expenses to average net assets                1.32%            1.35%            1.40%          1.44%        1.59%
Ratio of net investment income (loss) to
 average net assets                                    0.11%           (0.52%)          (0.29%)        (0.55%)      (0.71%)
Portfolio turnover rate                               23.43%           13.23%           19.34%         35.15%       55.87%

                               [RESTUBBED TABLE]

                                                                           Year Ended September 30,
                                                      1993         1992         1991         1990         1989         1988
                                                  -----------  -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of year                 $  16.20     $  14.80     $  10.88     $  17.22     $  12.98     $  11.95
                                                   --------     --------     --------     --------     --------     --------
Income from investment operations
Net investment income (loss)                          (0.13)       (0.08)        0.07         0.21         0.13         0.05
Net realized and unrealized gains (losses) on
 investments                                           6.00         1.52         4.05        (5.14)        4.81         1.18
                                                   --------     --------     --------     --------     --------     --------
  Total from investment operations                     5.87         1.44         4.12        (4.93)        4.94         1.23
                                                   --------     --------     --------     --------     --------     --------
Less distributions
Dividends from net investment income                   0.00        (0.04)       (0.20)       (0.16)       (0.05)       (0.03)
Distributions from net realized gains                ( 0.16)        0.00         0.00        (1.25)       (0.65)       (0.17)
                                                   --------     --------     --------     --------     --------     --------
  Total Distributions                                ( 0.16)      ( 0.04)      ( 0.20)      ( 1.41)      ( 0.70)      ( 0.20)
                                                   --------     --------     --------     --------     --------     --------
Net asset value, end of year                       $  21.91     $  16.20     $  14.80     $  10.88     $  17.22     $  12.98
                                                   ========     ========     ========     ========     ========     ========
  Total Return                                         36.5%         9.7%        38.3%       (30.7%)       39.9%        10.7%
                                                   --------     --------     --------     --------     --------     --------
Ratios/Supplemental Data
Net assets (in millions), end of year              $   59.9      $  43.8      $  47.4      $  40.0      $  47.7      $  11.7
Ratio of expenses to average net assets                1.85%        1.68%        1.70%        1.78%        2.06%        2.47%
Ratio of net investment income (loss) to
 average net assets                                  ( 0.69%)     ( 0.53%)       0.49%        1.53%        1.29%        0.53%
Portfolio turnover rate                              107.94%       95.45%      142.73%       97.81%      148.88%      242.40%


The Fund's adviser and/or Baron Capital reimbursed the Fund for expenses aggregating $8,561 (less than $0.01 per share) in 1990, $27,315 ($0.01 per share) in 1989, and $83,219 ($0.11 per share) in 1988. The reimbursement amounts are excluded from the expense data above.

--------------------------------------------------------------------------------
                             B A R O N   F U N D S
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
(9) Financial Highlights (continued)
BARON GROWTH & INCOME FUND
Selected data for a share of beneficial interest outstanding throughout each period:
--------------------------------------------------------------------------------

                                                                               Year Ended September 30,
                                                                  1998            1997          1996          1995*
                                                                --------        --------      --------      -------
Net asset value, beginning of year                              $  24.89        $ 18.40      $  14.77       $ 10.00
                                                                --------        --------      --------      -------
Income from investment operations
Net investment income                                               0.06           0.06          0.11          0.04
Net realized and unrealized gains (losses) on investments          (4.56)          6.68          3.66          4.73
                                                                --------        --------      --------      -------
  Total from investment operations                                 (4.50)          6.74          3.77          4.77
                                                                --------        --------      --------      -------
Less distributions
Dividends from net investment income                               (0.02)         (0.09)        (0.04)         0.00
Distributions from net realized gains                              (0.05)         (0.16)        (0.10)         0.00
                                                                --------        --------      --------      -------
  Total Distributions                                              (0.07)         (0.25)        (0.14)         0.00
                                                                --------        --------      --------      -------
Net asset value, end of year                                    $  20.32        $ 24.89       $ 18.40       $ 14.77
                                                                ========        ========      ========      =======
  Total Return                                                     (18.1%)         37.1%         25.8%         47.7%
                                                                --------        --------      --------      -------
Ratios/Supplemental Data
Net assets (in millions), end of year                           $  315.6        $ 390.8       $ 207.2        $ 28.6
Ratio of total expenses to average net assets                       1.43%          1.40%         1.54%         1.99%**
Less: Ratio of interest expense to average net assets            (  0.06%)         0.00%         0.00%         0.00%**
                                                                --------        --------      --------      -------
Ratio of operating expenses to average net assets                   1.37%          1.40%         1.54%         1.99%**
                                                                ========        ========      ========      =======
Ratio of net investment income to average net assets                0.21%          0.37%         1.20%         1.13%**
Portfolio turnover rate                                            40.38%         25.17%        40.27%        40.56%

 *For the period January 3, 1995 (commencement of operations) to September 30,
  1995.
**Annualized.

The Fund's custodian offset custody fees of $5,252 (less than $.01 per share) in 1996 and $12,003 (less than $0.01 per share) in 1995. The expense offset amounts are included in expense data above.

BARON SMALL CAP FUND
Selected data for a share of beneficial interest outstanding:
-------------------------------------------------------------
                     Year Ended September 30,
                                                           1998*
                                                         --------
Net asset value, beginning of year                       $  10.00
                                                         --------
Income from investment operations
Net investment loss                                         (0.02)
Net realized and unrealized gains on investments            (1.37)
                                                         --------
  Total from investment operations                          (1.39)
                                                         --------
Less distributions
Dividends from net investment income                         0.00
Distributions from net realized gains                        0.00
                                                         --------
  Total Distributions                                        0.00
                                                         --------
Net asset value, end of year                             $   8.61
                                                         ========
  Total Return                                              (13.9%)
                                                         --------
Ratios/Supplemental Data
Net assets (in millions), end of year                    $  403.7
Ratio of expenses to average net assets                      1.39%
Ratio of net investment loss to average net assets          (0.20%)
Portfolio turnover rate                                     59.68%

-----------------------------------------------------------------
* For the period October 1, 1997 (commencement of operations) to September 30, 1998.

--------------------------------------------------------------------------------
Additional Information
A list of Baron Asset Fund's miscellaneous security holdings is available upon request.

--------------------------------------------------------------------------------
                             B A R O N   F U N D S
--------------------------------------------------------------------------------

Report of Independent Accountants
--------------------------------------------------------------------------------
---------------------
TO THE SHAREHOLDERS
AND BOARD OF TRUSTEES OF
BARON ASSET FUND:
---------------------
 In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and financial highlights presents fairly, in all material respects, the financial position of Baron Asset Fund (comprising, respectively, Baron Asset Fund, Baron Growth and Income Fund and Baron Small Cap Fund) (collectively the "Funds"), as of September 30, 1998, the results of their operations for the years then ended, the changes in each of their net assets and the financial highlights for periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.
                                                     PricewaterhouseCoopers LLP


New York, New York
November 23, 1998












--------------------------------------------------------------------------------
 Any statements contained in this annual report which are not historical facts are forward-looking statements; and, therefore, many important factors could cause actual results to differ materially from those in the forward-looking statements. Such factors include, but are not limited to, changes (legislative or otherwise) in the industries in which the Funds invest, as well as changes relating to taxes and mutual funds. The "Investment Policies and Risks" section of the Prospectus discusses certain factors that could cause actual results to differ materially from those in such forward-looking statements.

--------------------------------------------------------------------------------
                     B A R O N       F U N D S
--------------------------------------------------------------------------------
                             G R A P H
--------------------------------------------------------------------------------
Baron Asset Fund


Management Discussion and Analysis


Baron Asset Fund's performance in the fiscal year ended September 1998 was significantly affected by the bear market in small cap stocks. The Fund lost 15.8% during the year while outperforming the Russell 2000 index, which fell 19.0% during this period. The Fund's loss this year is in sharp contrast to the Fund's more than ten-year performance record of 19.3% per year prior to 1998.


Baron Asset Fund invests in small and medium sized companies. In the fifteen-year period since 1983 the performance of market averages that represent small companies has significantly under-performed market averages that represent more established, large companies. Small cap stocks suffered one of their most devastating periods ever relative to large cap stocks in the year ending September 30, 1998. The S&P 500 gained 9.0% while the Russell 2000 fell 19.0%. The resulting valuations of small cap stocks in general are compelling. Small cap stocks normally trade at valuations relative to their earnings substantially above those of large cap stocks reflecting superior growth expectations. Only twice before have small cap stocks traded at valuations relative to their earnings equal to large cap companies. In both instances the attractive valuations led to multi-year small cap rallies. Today, valuations are once again at those extremely attractive levels.


The Fund's performance was not uniform across the year. Baron Asset Fund performed extremely well in the first half of the year. The Fund gained 13.3% and out performed the performance of the Russell 2000, which gained 6.4%. The Fund performed poorly in the second half of the year losing 25.6% as compared to a loss for the Russell 2000 of 23.9%.

The performance of Baron Asset Fund was not uniform across sectors. The Fund realized large losses in Amusement and Recreation, Healthcare Services, Hotels and Lodging, Real Estate and Retail. The Fund performed well in Communications, Media and Entertainment and Financial Services.

In fiscal year 1999, the Fund will continue to invest in companies that, in our opinion, are undervalued relative to their long-term growth prospects and ability to sustain superior levels of profitability. The companies will continue to be identified through our independent research efforts. Companies in which we invest will have the potential to increase in price at least 50% over the next two years. The Fund will remain diversified not only by industry and investment theme, but also by external factors we have identified that could affect company performance. This approach to investing in companies, not trading of stocks, could allow the Fund to continue to produce above average rates of return while keeping an attractive risk profile. The extremely attractive valuation levels of companies within the small cap universe leave us looking forward to a successful 1999.

--------------------------------------------------------------------------------
                     B A R O N       F U N D S
--------------------------------------------------------------------------------
                             G R A P H
--------------------------------------------------------------------------------
Baron Growth & Income Fund


Management Discussion and Analysis


Baron Growth & Income Fund's performance in the fiscal year ended September 1998 was significantly affected by the bear market in small cap stocks. The Fund lost 18.1% during the year as compared to the Russell 2000, which fell 19.0% during this period.


While most growth & income funds invest in larger, more mature companies with high dividends, Baron Growth & Income Fund's approach is to invest in smaller companies. Approximately 70% of its assets are invested in rapidly growing, well managed, very profitable small cap companies that are attractively priced, and the remaining 30% in value oriented, income producing securities, also principally of smaller companies. This investment approach has resulted in superior performance for the period since the Fund's inception in January 1995 until the severe downturn we experienced in the small cap universe earlier this year. The Fund's ranking within the growth and income category has fallen from its number one ranking to below average.


The Fund's performance was not uniform across the year. Baron Growth & Income Fund performed well in the first half of the fiscal year gaining 10.0% and out performed the performance of the Russell 2000, which gained 6.4%. The Fund performed poorly in the second half of the fiscal year losing 25.5% as compared to a loss for the Russell 2000 of 23.9%. The second half results are even more disappointing because we had expected that the income cushion resulting from our significant allocation of the Fund in income producing securities would have cushioned the Fund during adverse market conditions. Unfortunately, the high concentration of the Fund's assets in REITs within the income producing component of the Fund also performed poorly at the same time that are small cap growth companies suffered market declines. Our investment in REITs, which has in prior years performed better than our expectations and compared well with other real estate oriented mutual funds, provided no safety in 1998.

The performance of Baron Growth & Income Fund was not uniform across sectors within the growth component of the Fund. The Fund realized large losses in Amusement and Recreation, Healthcare Services, Hotels and Lodging and Retail. The Fund performed relatively well in Communications, Media and Entertainment and Financial Services.

In fiscal 1999 we expect the majority of the Fund's income producing securities to remain REITs, which are once again selling on average below replacement costs. The growth component of the Fund will continue to be invested in small companies that have the potential to appreciate in value at least 50% during the next two years. The Fund's portfolio is well positioned to take advantage of the extremely attractive valuations that now exist within the small cap universe.

--------------------------------------------------------------------------------
                     B A R O N       F U N D S
--------------------------------------------------------------------------------
                             G R A P H
--------------------------------------------------------------------------------
Baron Small Cap Fund


Management Discussion and Analysis


Baron Small Cap's performance in the fiscal year ended September 1998, its first year of operation, was significantly affected by the bear market in small cap stocks. The Fund lost 13.9% during the year while significantly outperforming the Russell 2000 index, which fell 19.0% during this period.


The Fund's performance was not uniform across the year. Baron Small Cap Fund performed extremely well in each of the first three quarters of the fiscal year, both on an absolute basis and relative to its small cap peers. During this nine-month period the Fund gained 19.7% and out performed the performance of the Russell 2000, which gained only 1.4%. The Fund performed poorly in the September quarter, losing 28.1% as compared to a loss for the Russell 2000 of 20.2%.


Quarterly Table




                          Baron Small
Fiscal Year 1997           Cap Fund      Rusell 2000
----------------------   ------------   ------------
4th Qtr 1997 .........       +3.1%          -3.3%
1st Qtr 1998 .........      +14.8%         +10.1%
2nd Qtr 1998 .........       +1.1%          -4.7%
3rd Qtr 1998 .........      -28.1%         -20.2%
Fiscal Year ..........      -13.9%         -19.0%

The performance of Baron Small Cap Fund was not uniform across sectors. The Fund realized large losses in Amusement and Recreation, Business Services, Hotels and Lodging, Manufacturing and Retail. The Fund performed well in the areas of Communications, and Media and Entertainment.

In fiscal year 1999, the Fund will continue to invest in companies that, in our opinion, are undervalued relative to their long-term growth prospects and ability to sustain superior levels of profitability. The companies will continue to be identified through our independent research efforts. Companies in which we invest will have the potential to increase in price at least 50% over the next two years. The Fund will continue to invest in smaller "Growth Companies", "Fallen Angels" and "Special Situations". The extremely attractive valuation levels of companies within the small cap universe leave us looking forward to a successful 1999.

GRAPHIC                                                     -------------------
                                                              FIRST CLASS MAIL
BARON                                                         U.S. POSTAGE PAID
FUNDS                                                          BERGENFIELD, NJ
                                                                Permit No. 81
767 Fifth Avenue                                            -------------------
  NY, NY 10153



                                                                           4QR98